UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material under Section 240.14a-12

Notable Labs, Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

Notable Labs, Ltd.

320 Hatch Drive

Foster City, CA 94404

February 16, 2024

Dear Fellow Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of Notable Labs, Ltd., which will be held on Friday, March 22, 2024, at 10:00 a.m. local time at the company’s offices located at 320 Hatch Drive, Foster City, California 94404. The Notice of Special Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted. After reading the attached Notice of Special Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided or vote by one of the other means provided in the Proxy Statement.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card or other voting instructions. We hope to see you at the meeting.

Cordially,

Thomas A. Bock
Chief Executive Officer

NOTABLE LABS, LTD.

320 Hatch Drive

Foster City, CA 94404

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

A Special Meeting of Shareholders of NOTABLE LABS, LTD. (the “Company”) will be held on Friday, March 22, 2024, at 10:00 a.m., local time, at the company’s offices located at 320 Hatch Drive, Foster City, CA 94404, in order to:

1.	Approve the Company’s Employee Share Ownership and Option Plan (2024). The plan is more fully described in the proxy statement accompanying this Notice of Special Meeting of Shareholders.

2.	Amend the compensation terms and agreement of Dr. Thomas A. Bock, the Company’s Chief Executive Officer. The compensation terms are more fully described in the proxy statement accompanying this Notice of Special Meeting of Shareholders.

3.	Approve the appointment of Withum Smith+Brown, PC, as the Company’s independent registered public accounting firm for the year ended December 31, 2023.

4.	Approve a compensation policy for the Directors and Officers of the Company. The compensation policy is more fully described in the proxy statement accompanying this Notice of Special Meeting of Shareholders.

5.	Transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on February 15, 2024, as the record date for the meeting. All shareholders of record on that date are entitled to notice of and to vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY CARD OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors
THOMAS A. BOCK
Chief Executive Officer

Foster City, California

February 16, 2024

NOTABLE LABS, LTD.

320 Hatch Drive

Foster City, CA 94404

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Notable Labs, Ltd. (“Notable”, the “Company”, “we” or “our”) to be voted at a Special Meeting of Shareholders (the “Meeting”), and at any adjournment thereof, pursuant to the accompanying Notice of Special Meeting of Shareholders. The Meeting will be held at 10:00 a.m. (Pacific time) on Friday, March 22, 2024, at our offices 320 Hatch Drive, Foster City, CA 94404.

You are entitled to notice of, and to vote at, the Meeting if you hold Notable ordinary shares, nominal value of NIS 0.35 (the “Ordinary Shares”) as of the close of business on February 15, 2024, the record date for the Meeting. You can vote your shares by attending the Meeting or by following the instructions under “How You Can Vote” below. Our Board urges you to vote your shares so that they will be counted at the Meeting or at any postponements or adjournments of the Meeting.

This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the proxy card or voting instruction card are being made available to holders of Notable Ordinary Shares on or about February 16, 2024.

Agenda Items

The Meeting is being called for the following purposes:

(1)	To approve the Company’s Employee Share Ownership and Option Plan (2024) (the “2024 Plan”), including the reservation of 4,000,000 of the Company’s ordinary shares, nominal value NIS 0.35 (the “Ordinary Shares”), which number shall be increased automatically on an annual basis on January 1 of each year (unless resolved otherwise by the Board), such that the number of Ordinary Shares issuable under the 2024 Plan shall equal 35% of the Company’s issued and outstanding share capital on a fully diluted basis;

(2)	To amend the compensation terms and agreement of Dr. Thomas Bock, the Company’s Chief Executive Officer, including the grant of options, in accordance with the terms set forth in Proposal 2 of this Proxy Statement;

(3)	To approve the appointment of Withum Smith+Brown, P.C., as the Company’s independent registered public accounting firm for the year ended December 31, 2023, and until the next annual general meeting of shareholders of the Company and authorize the Board (with power of delegation to its audit committee) to fix the said independent registered public accounting firm’s remuneration in accordance with the volume and nature of its services;

(4)	To approve a compensation policy for the directors and officers of the Company, in accordance with the requirements of the Israeli Companies Law, 5759-1999 (the “Companies Law”); and

(5)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Board Recommendation

Our Board unanimously recommends that you vote “FOR” each of the above proposals.

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Quorum

On February 15, 2024, we had 9,018,261 Ordinary Shares issued and outstanding. Each Ordinary Share outstanding as of the close of business on February 15, 2024 (the “Record Date”), is entitled to one vote upon the proposal to be presented at the Meeting. Pursuant to our Articles of Association, the Meeting will be properly convened if at least one (1) shareholder who holds or represents at least 33 1/3% of the voting rights of the Company as of the Record Date is present in person or represented by proxy at the Meeting in order to hold the Meeting and conduct business.

Vote Required for Approval of the Proposals

The affirmative vote of the holders of a majority of the voting power represented at the Meeting in person or by proxy and voting thereon (which excludes abstentions) is necessary for the approval of all proposals.

In addition, the approval of Proposals Nos. 1 and 4 and in addition, Proposal No. 2 in the event that Proposal 4 is not approved, require that either of the following two voting requirements be met in addition and on top of the approval by an ordinary majority of shares present and voting thereon:

●	the majority voted in favor of the proposal includes a majority of the shares held by non-controlling shareholders or shareholders who do not have a personal interest in the approval of the proposal that is voted at the Meeting, excluding abstentions; or

●	the total number of shares held by non-controlling shareholders and disinterested shareholders (as described in the previous bullet-point) voted against the proposal does not exceed two percent (2%) of the aggregate voting rights in the Company.

For purposes of the foregoing, a “controlling shareholder” is any shareholder that has the ability to direct a company’s activities (other than by means of being a director or officer of the company). A person is presumed to be a controlling shareholder if it holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of a company or its general manager, but excludes a shareholder whose power derives solely from his or her position as a director of the Company or from any other position with the company.

For the purpose of Proposals Nos. 1 and 4 and in addition, Proposal No. 2 in the event that Proposal 4 is not approved, a “controlling shareholder” includes a person who holds twenty-five percent (25%) or more of the voting rights in the Meeting of the Company if there is no other person who holds more than fifty percent (50%) of the voting rights in the company; for the purpose of a holding, two or more persons holding voting rights in a company each of which has a personal interest in the approval of the transaction being brought for approval of the company shall be considered to be joint holders.

A “Personal Interest” of a shareholder (i) includes an interest of any member of the shareholder’s immediate family (i.e., spouse, sibling, parent, parent’s parent, descendent, the spouse’s descendent, sibling or parent, and the spouse of each of these) or an interest of an entity with respect to which the shareholder (or such a family member thereof) serves as a director or the chief executive officer, owns at least five percent (5%) of the shares or its voting rights or has the right to appoint a director or the chief executive officer; and (ii) excludes an interest arising solely from the ownership of shares of the company. In determining whether a vote cast by proxy is disinterested, the “personal interest” of the proxy holder is also considered and will cause that vote to be treated as the vote of an interested shareholder, even if the shareholder granting the proxy does not have a personal interest in the matter being voted upon.

If you do not state whether you are a controlling shareholder or have a personal interest your shares will not be voted for Proposals Nos. 1 and 4 and in addition, Proposal No. 2 in the event that Proposal 4 is not approved.

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How You Can Vote

You can vote your shares by attending the Meeting. If you do not plan to attend the Meeting, the method of voting will differ for shares held as a record holder and shares held in “street name” (through a broker, trustee or nominee). Record holders of shares can vote by proxy cards. Holders of shares in “street name” will have to instruct their banks, brokers or other nominees on how to vote.

Shareholders of Record

If you are a shareholder of record (that is, you hold a share certificate that is registered in your name), you can submit your vote by completing, signing and submitting a proxy card, which will be accessible at the “Investor Relations” portion of the Company’s website, as described below under “Availability of Proxy Materials.” You may change your mind and cancel your proxy card by sending us written notice, by signing and returning a proxy card with a later date, or by voting in person or by proxy at the Meeting.

Please follow the instructions on the proxy card. If you provide specific instructions (by marking a box) with regard to the proposals, your shares will be voted as you instruct. If you sign and return your proxy card without giving specific instructions your shares will be voted in accordance with the recommendations of the Board. If you do not state whether you are a controlling shareholder or have a personal interest your shares will not be voted for Proposals Nos. 1 and 4 and in addition, Proposal No. 2 in the event that Proposal 4 is not approved. The persons named as proxies in the enclosed proxy card will furthermore vote in accordance with the recommendations of the Board on any other matters that properly come before the Meeting.

Shareholders Holding in “Street Name”

If you hold ordinary shares in “street name”, that is, you are an underlying beneficial holder who holds ordinary shares through a bank, broker or other nominee, the voting process will be based on your directing the bank, broker or other nominee to vote the ordinary shares in accordance with your voting instructions. Because a beneficial owner is not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Meeting.

If no instructions are received by the bank, broker or other nominee from you on or before the date established for such purpose with respect to “non-routine” proposals, the bank, broker or other nominee will not vote your shares (commonly referred to as a “broker non-vote”). If no instructions are received by the bank, broker or other nominee from you with respect to so-called “routine” proposals, it may vote at its discretion on that proposal. If you do not state whether you are a controlling shareholder or have a personal interest your shares will not be voted for Proposals Nos. 1 and 4 and in addition, Proposal No. 2 in the event that Proposal 4 is not approved.

Broker non-votes will be included in determining the presence of a quorum at the Meeting, but are not considered “present” for the purpose of voting on the particular proposals. Such shares have no impact on the outcome of the voting on any of the proposals.

Who Can Vote

You are entitled to notice of the Meeting and to vote at the Meeting if you are a shareholder of record at the close of business on February 15, 2024. You are also entitled to notice of the Meeting and to vote at the Meeting if you held ordinary shares through a bank, broker or other nominee that is one of our shareholders of record at the close of business on February 15, 2024, or which appear in the participant listing of a securities depository on that date.

Solicitation of Proxies

Certain officers, directors, employees, and agents of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, emails, or other personal contact. We will bear the cost for the solicitation of the proxies, including postage, printing, and handling, and will reimburse the reasonable expenses of brokerage firms and others for forwarding material to beneficial owners of shares.

Availability of Proxy Materials

Copies of the proxy card, the notice of the Meeting and this Proxy Statement are available in the “Investor Relations” section of our Company’s website, www.notablelabs.com. The contents of that website are not a part of this Proxy Statement.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q:	What is the purpose of the Meeting?

A:	At the Meeting, shareholders will act upon the proposals described in this proxy statement.

Q:	Why am I receiving these proxy materials?

A:	You are receiving these proxy materials, including this proxy statement, the Notice of Special Meeting of Shareholders and the proxy card or voting instruction form, in connection with the solicitation of proxies by the Board for use at the Meeting to be held on March 22, 2024, at 10:00 a.m., and all adjournments or postponements thereof.

Q:	What proposals are scheduled to be voted on at the Meeting?

A:	Shareholders will be asked to vote on the following proposals at the Meeting:

1.	To approve the 2024 Plan, including the reservation of 4,000,000 Ordinary Shares, which number shall be increased automatically on an annual basis on January 1 of each year (unless resolved otherwise by the Board), such that the number of Ordinary Shares issuable under the 2024 Plan shall equal 35% of the Company’s issued and outstanding share capital on a fully diluted basis (the “Plan Proposal”);

2.	To amend the compensation terms and agreements of Dr. Thomas Bock, in accordance with the terms set forth in Proposal 2 of this Proxy Statement (the “CEO Compensation Proposal”);

3.	To approve the appointment of Withum Smith+Brown, P.C., as the Company’s independent registered public accounting firm for the year ended December 31, 2023, and until the next annual general meeting of shareholders of the Company and authorize the Board (with power of delegation to its audit committee) to fix the said independent registered public accounting firm’s remuneration in accordance with the volume and nature of its services (the “Auditor Proposal”);

4.	To approve a compensation policy for the directors and officers of the Company, in accordance with the requirements of the Israeli Companies Law, 5759-1999, or the Companies Law (the “Compensation Policy Proposal”); and

5.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Q:	How does the Board recommend I vote on these proposals?

A:	Our Board recommends that you vote your shares:

●	“FOR” the Plan Proposal (Proposal 1);

●	“FOR” the CEO Compensation Proposal (Proposal 2);

●	“FOR” the Auditor Proposal (Proposal 3); and

●	“FOR” the Compensation Policy Proposal (Proposal 4).

Q:	Who may vote at the Meeting?

A:	Holders of record of our Ordinary Shares as of the close of business on February 15, 2024 (the “Record Date”), are entitled to receive notice of, to attend and participate, and to vote at the Meeting. At the close of business on the Record Date, there were 9,018,261 Ordinary Shares outstanding and entitled to vote.

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Shareholder of Record: Shares Registered in Your Name

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, you are considered the shareholder of record with respect to those shares, and these proxy materials were sent directly to you by Notable.

Beneficial Owner of Shares Held in Street Name: Shares Registered in the Name of a Broker or Nominee

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and these proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. In most instances, you can do this over the internet, or you may mark, sign, date and mail your voting instruction form using the envelope your broker, bank or other nominee provides. The materials that were sent to you have specific instructions for how to submit your vote and the deadline for doing so. If you would like to revoke your proxy, you must follow the broker, bank or other nominee’s instructions on how to do so.

Because you are not the shareholder of record, you are required to obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Meeting.

Q:	How do I vote?

A.	You may vote by mail or follow any alternative voting procedure (such as telephone or internet voting) described on your proxy card. To use an alternative voting procedure, follow the instructions on the proxy card that you receive. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may:

●	vote by telephone or through the internet – in order to do so, please follow the instructions shown on your proxy card;

●	vote by mail – simply complete, sign and date the enclosed proxy card and return it before the meeting in the pre-paid envelope provided; or

●	vote in person – you may attend the Meeting and vote your shares in person.

Submitting your proxy, whether by telephone, through the internet or by mail, will not affect your right to vote in person should you decide to attend the meeting in person.

Beneficial Owner: Shares Registered in the Name of a Broker or Other Nominee

If you are not the shareholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares. Your vote is important. To ensure that your vote is counted, complete and mail the voting instruction card provided by your brokerage firm, bank, or other nominee as directed by your nominee. To vote in person at the meeting, you will be required to obtain a legal proxy from your nominee. Follow the instructions from your nominee included with our proxy materials or contact your nominee to request a proxy form.

Your vote is important. Whether or not you plan to participate in the Meeting, we urge you to vote by proxy to ensure that your vote is counted.

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Q:	How do I vote by internet or telephone?

A.	If you wish to vote by internet or telephone, you may do so by following the voting instructions included on your proxy card. Please have each proxy card you received in hand when you vote over the internet or by telephone as you will need information specified therein to submit your vote. The giving of such a telephonic or internet proxy will not affect your right to vote in person (as detailed above) should you decide to attend the meeting.

The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.

Q:	What shares can I vote?

A:	Each Ordinary Share issued and outstanding as of the close of business on February 15, 2024, is entitled to vote on all items being voted on at the meeting. You may vote all shares owned by you as of February 15, 2024, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Q:	How many votes am I entitled to per share?

A:	Each holder of Ordinary Shares is entitled to one vote for each Ordinary Share held as of February 15, 2024.

Q:	What is the quorum requirement for the meeting?

A:	At least one (1) shareholder who holds or represents at least 33 1/3% of the voting rights of the Company as of the Record Date is present in person or represented by proxy at the Meeting in order to hold the Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Meeting if you are present and vote in person at the Meeting or if you have properly submitted a proxy.

Q:	How are abstentions and broker non-votes treated?

A:	All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting for or against a particular matter by a shareholder who is present, virtually, in person or by proxy, at the Meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner submits a proxy to vote on at least one “routine” proposal but does not vote on a given proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. If you do not give your broker or nominee specific instructions regarding such matters, your broker may submit a proxy to vote on “routine” matters but not on “non-routine” matters and such proxy will be deemed a “broker non-vote” with respect to such “non-routine” proposals.

The question of whether your broker or nominee may be permitted to exercise voting discretion with respect to a particular matter depends on whether the Nasdaq Stock Market (the “Nasdaq”) deems the particular proposal to be a “routine” matter and how your broker or nominee exercises any discretion they may have in the voting of the shares that you beneficially own. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.

For any proposal that is considered a “routine” matter, your broker or nominee may vote your shares in its discretion either for or against the proposal in the absence of your instruction. For a proposal that is considered a “non-routine” matter for which you do not give your broker instructions, the shares will be treated as broker non-votes. “Broker non-votes” occur when a broker or other nominee submits a proxy to vote on at least one “routine” proposal and indicates that it does not have, or is not exercising, voting authority on matters deemed “non-routine.” Broker non-votes will not be counted as having been voted on the applicable proposal. Therefore, if you are a beneficial owner and want to ensure that shares you beneficially own are voted in favor or against any or all of the proposals in this proxy statement, the only way you can do so is to give your broker or nominee specific instructions as to how the shares are to be voted. Abstentions and broker non-votes will not affect the outcome of any proposals.

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As such, it is important that you provide voting instructions to your bank, broker or other nominee.

Q:	What is the vote required for each proposal?

A:	The votes required to approve each proposal are as follows:

The affirmative vote of the holders of a majority of the voting power represented at the Meeting in person or by proxy and voting thereon (which excludes abstentions) is necessary for the approval of all proposals.

In addition, the approval of Proposals 1, and 4 and in addition, Proposal No. 2 in the event that Proposal 4 is not approved, require that either of the following two voting requirements be met as part of the approval by an ordinary majority of shares present and voting thereon:

●	the majority voted in favor of the proposal includes a majority of the shares held by non-controlling shareholders or shareholders who do not have a personal interest in the approval of the proposal that is voted at the Meeting, excluding abstentions; or

●	the total number of shares held by non-controlling shareholders and disinterested shareholders (as described in the previous bullet-point) voted against the proposal does not exceed two percent (2%) of the aggregate voting rights in the Company.

For purposes of the foregoing, a “controlling shareholder” is any shareholder that has the ability to direct a company’s activities (other than by means of being a director or officer of the company). A person is presumed to be a controlling shareholder if it holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of a company or its general manager, but excludes a shareholder whose power derives solely from his or her position as a director of the Company or from any other position with the company.

For the purpose of Proposals 1 and 4 and in addition, Proposal No. 2 in the event that Proposal 4 is not approved, a “controlling shareholder” includes a person who holds twenty-five percent (25%) or more of the voting rights in the Meeting of the Company if there is no other person who holds more than fifty percent (50%) of the voting rights in the company; for the purpose of a holding, two or more persons holding voting rights in a company each of which has a personal interest in the approval of the transaction being brought for approval of the company shall be considered to be joint holders.

A “Personal Interest” of a shareholder (i) includes an interest of any member of the shareholder’s immediate family (i.e., spouse, sibling, parent, parent’s parent, descendent, the spouse’s descendent, sibling or parent, and the spouse of each of these) or an interest of an entity with respect to which the shareholder (or such a family member thereof) serves as a director or the chief executive officer, owns at least five percent (5%) of the shares or its voting rights or has the right to appoint a director or the chief executive officer; and (ii) excludes an interest arising solely from the ownership of shares of the company. In determining whether a vote cast by proxy is disinterested, the “personal interest” of the proxy holder is also considered and will cause that vote to be treated as the vote of an interested shareholder, even if the shareholder granting the proxy does not have a personal interest in the matter being voted upon.

If you do not state whether you are a controlling shareholder or have a personal interest your Shares will not be voted for Proposal No. 2.

Q:	If I submit a proxy, how will it be voted?

A:	When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted in accordance with the recommendations of our Board as described above (other than Proposals 1 and 4 and in addition, Proposal No. 2 in the event that Proposal 4 is not approved). If any matters not described in the proxy statement are properly presented at the Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”

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Q:	What should I do if I get more than one proxy or voting instruction card?

A:	Shareholders may receive more than one set of voting materials, including multiple copies of the proxy materials, proxy cards or voting instruction cards. For example, shareholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Shareholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to our Meeting to ensure that all of your shares are voted and counted.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time prior to the taking of the vote or the polls closing at the Meeting.

If you are the shareholder of record, you may change your vote by:

●	granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method);

●	providing a written notice of revocation to the Corporate Secretary of Notable at Notable Labs, Ltd., 320 Hatch Drive, Foster City, CA, 94404, prior to your shares being voted;

●	transmitting a subsequent vote using the internet or by telephone prior to the close of voting; or

●	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

Q:	How can I attend the Meeting in person?

A:	Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the Meeting. If you wish to attend the Meeting in person, but you hold your shares through someone else, such as a broker, you must bring proof of your ownership to the Meeting. For example, you may bring an account statement showing that you beneficially own Ordinary Shares as of the Record Date as acceptable proof of ownership. In addition, if you wish to vote in person at the Meeting, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. Please be aware that participating in the Meeting will not, by itself, revoke a proxy. See, “Can I change my vote or revoke my proxy?” above for more details.

Q:	Can I submit questions prior to the Meeting?

A:	No, you can only submit questions during the Meeting.

Q:	Is there a list of shareholders entitled to vote at the Meeting?

A:	The names of shareholders of record entitled to vote will be available for inspection by shareholders of record for ten (10) days prior to the meeting and during the Meeting. If you are a shareholder of record and want to inspect the shareholder list, please send a written request to the Company at info@notablelabs.com to arrange for inspection of the list at our corporate headquarters at 320 Hatch Drive, Foster City, CA, 944041.

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Q:	Where can I find the voting results of the Meeting?

A:	We will announce preliminary voting results at the Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Meeting.

Q:	I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:	The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process is commonly referred to as “householding.”

Brokers with account holders who are Notable shareholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you notify your broker or Notable that you no longer wish to participate in householding.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, you may (1) notify your broker, (2) direct your written request to: Corporate Secretary, Notable Labs, Ltd., 320 Hatch Drive, Foster City, CA, 944041 or (3) contact our Corporate Secretary by email at info@notablelabs.com or by telephone at (415) 851-2410. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

Q:	What if I have questions about my Notable shares or need to change my mailing address?

A:	You may contact our transfer agent, Equiniti Trust Company, LLC, by telephone at (718) 921-8124, if you have questions about your Notable shares or need to change your mailing address.

Q:	Who is soliciting my proxy and paying for the expense of solicitation?

A:	The proxy for the Meeting is being solicited on behalf of our Board. We will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. We do not expect to, but have the option to, retain a proxy solicitor. If you choose to access the proxy materials or vote via the Internet or by phone, you are responsible for any Internet access or phone charges you may incur.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Ordinary Shares, as of December 31, 2023, by:

●	each person or entity known by us to own beneficially more than 5% of our outstanding Ordinary Shares;

●	each of our executive officers and directors individually; and

●	all of our executive officers and directors as a group.

The beneficial ownership of our ordinary shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or the right to receive the economic benefit of ownership. For purposes of the table below, we deem Ordinary Shares issuable pursuant to options that are currently exercisable or exercisable within 60 days of December 31, 2023, to be outstanding and to be beneficially owned by the person holding the options for the purposes of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. The percentage of Ordinary Shares beneficially owned is based on 9,018,261 Ordinary Shares outstanding as of December 31, 2023.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Notable Labs, Ltd., 320 Hatch Drive, Foster City, CA 94404.

Name	Number Of Shares Beneficially Owned	Percentage Owned
>5% Shareholders:
B Capital Fund II, LP(1)	1,002,254	11.1%
Builders VC(2)	2,319,874	25.7%

Executive Officer and Directors:
Thomas Bock(3)	81,377	*
Scott McPherson	-	-
Joseph Wagner(4)	20,394	*
Michael Rice(5)	2,467	*
Thomas I. H. Dubin	-	-
Thomas Graney	-	-
Peter Feinberg	-	-
Michele Galen	-	-
Tuomo Pätsi	-	-
All directors and officers as a group (9 persons)(6)	104,238	1.2%

*Less than 1%

(1) Consists of 968,113 Ordinary Shares and a warrant to purchase up to 34,141 Ordinary Shares. The address of B Capital Fund II, LP is c/o Maples Corporate Services Limited, Ugland House, South Church Street, PO Box 309, George Town, Grand Cayman, KY-1104, Cayman Islands.

(2) Consists of: (i) 132,980 Ordinary Shares and a warrant to purchase up to 2,053 Ordinary Shares owned by Builders VC Entrepreneurs Fund I, L.P.; (ii) 305,306 Ordinary Shares and a warrant to purchase up to 4,713 Ordinary Shares owned by Builders VC Fund I (Canada), L.P.; and
(iii) 1,846,324 Ordinary Shares and a warrant to purchase up to 28,498 Ordinary Shares owned by Builders VC Fund I, L.P. The address of Builders VC is 601 California Street, Suite, 700, San Francisco, CA 94108.

(3) Consists of 81,377 Ordinary Shares underlying options exercisable within 60 days of December 31, 2023.

(4) Consists of 20,394 Ordinary Shares underlying options exercisable within 60 days of December 31, 2023.

(5) Consists of 2,467 Ordinary Shares underlying options exercisable within 60 days of December 31, 2023.

(6) Consists of104,238 Ordinary Shares underlying options exercisable within 60 days of December 31, 2023.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

Our compensation program is intended to:

●	Attract, motivate, retain and reward employees of outstanding ability;
●	Link changes in employee compensation to individual and corporate performance; and
●	Align employees’ interests with those of the Company’s shareholders.

The ultimate objective of our compensation program is to increase shareholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and equity incentive awards.

The Board’s Compensation Committee, which is comprised solely of independent directors, is responsible for making decisions regarding the amount and form of compensation paid to the Company’s executive officers.

Base Salaries

Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company’s performance and job responsibilities during the year are considered. Executive salaries are evaluated by the Compensation Committee on at least a bi-annual basis against companies of similar size and nature.

Annual Bonus Plan Compensation

The Company intends to establish an annual bonus program for the payment of cash and/or equity awards to some or all of the executive officers and other members of senior management based upon the Company’s achievement of technical milestones, and potentially other financial and personal metrics.

Equity Incentive Awards

Company executives are eligible to receive restricted stock and stock options (which give them the right to purchase shares of common stock at a specified price in the future). These grants will vest based upon the passage of time, the achievement of performance metrics, or both. We believe that the use of restricted stock and stock options as the basis for long-term incentive compensation meets our defined compensation strategy and business needs by achieving increased value for stockholders and retaining key employees.

Stock option awards are intended to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price and to help align executives’ and shareholders’ interests. Stock options are typically granted at the time of hire to key new employees and annually to a broad group of existing key employees, including executive officers. We have adopted a number of equity compensation plans governing the grant of such stock options. All of our current equity compensation plans have been approved by our shareholders.

Option grants to executive officers are made at the discretion of the Board or the Compensation Committee and any delegated parties, and may be in the form of incentive stock options (“ISOs”) up to the fullest extent permitted under tax laws, with the balance granted in the form of nonqualified stock options. The option grants are subject to the terms of the relevant plan. ISOs have potential income tax advantage for executives if the executive disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that the aggregate grant at date of grant for market value of ISOs that become exercisable for any employee in any year may not exceed $100,000.

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Our current practice for options issued to all employees and to non-employee directors is typically to issue options that vest over a period of four years with an initial one-year cliff, and carry a term of up to ten years.

We did not make grants of restricted stock or stock options to any Named Executives during our 2023 fiscal year.

Other Annual Compensation and Benefits

Although direct compensation, in the form of salary, bonuses, non-equity incentive awards and long-term equity incentive awards provide most of the compensation to each executive officer, we also provide for the following items of additional compensation:

●	Retirement savings are provided by a 401(k) plan, in the same manner to all U.S. employees. No matching contributions are currently provided.
●	Health, life and disability benefits are offered to our executive officers in the same manner to all of our U.S. employees.

Summary of Compensation

Summary Compensation Table

The following table discloses, for the years indicated, the compensation for (i) our Chief Executive Officer and any other person who served as our Chief Executive Officer in 2023, (ii) our executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the year ended December 31, 2023 and whose total compensation during the year ended December 31, 2023 exceeded $100,000 and (iii) any person who served as an executive officer in 2023 and would have been one of our two most highly compensated executive officers, other than the Chief Executive Officer, but for the fact that he or she was not an executive officer at the end of the year ended December 31, 2023 (collectively, the “Named Executives”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	All Other Compensation ($)(2)		Total ($)
Thomas Bock Chief Executive Officer	2023	$391,400	$117,420	—	—		$—	$508,820
	2022	$388,550	$220,488	—	—		$—	$609,038

Joseph Wagner Chief Scientific Officer	2023	$339,900	$84,975	—	$—		$—	$424,875
	2022	$337,425	$167,475	—	$—		$—	$504,900

Scott McPherson(3) Chief Financial Officer	2023	$344,075	$—	—	$—	$		$344,075
	2022	$—	$—	—	$—		$—	$—

Dror Harats, M.D.(4) Former Chief Executive Officer	2023	$285,223	$—	—	$—		$1,017,637	$1,302,860
	2022	$357,462	—	$168,000	$275,291		$86,871	$887,624

Sam Backenroth(4) Former Chief Financial Officer	2023	$393,659	$—	—	$—		$410,000	$803,659
	2022	$410,000	$—	$168,000	$91,082		$—	$669,082

(1) Amounts represent the aggregate grant date fair value of the stock and option awards granted to the Company’s named executive officers during the corresponding fiscal year, computed in accordance with Financial Accounting Standards Board, Accounting Standards Codification, Topic 718.

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(2) For Prof. Harats, 2023 All Other Compensation consists of $961,923 severance pay, $25,815 for a car provided by the Company, $26,447 for tax gross up for the car, $295 for phone services provided to the Company’s executives, as well as $3,156 for security services. For Mr. Backenroth, 2023 All Other Compensation consists of $410,000 of severance pay.

(3) Mr. McPherson joined Notable on March 1, 2023.

(4) Resigned on October 16, 2023, in connection with the Company’s merger with Notable Labs, Inc.

Employment, Termination, Change of Control and other Agreements

Thomas Bock. Pursuant to his amended and restated employment agreement, dated April 30, 2021 (the “Bock Agreement”), Dr. Bock is entitled to an annualized base salary of $380,000 (which was most recently increased to $391,400 by Notable Labs, Inc.’s board of directors on July 28, 2022), payable in substantially equal periodic installments in accordance with Notable’s payroll practices. In addition, Dr. Bock is entitled to, subject to employment by Notable on the applicable date of bonus payout, an annual target discretionary bonus equal to 30% of his annual base salary, payable at the discretion of the Board, based upon metrics to be mutually agreed upon by Dr. Bock and the Board. Under the terms of the Bock Agreement, Dr. Bock was eligible to receive a cash bonus of $37,500 upon the closing of a transaction with either or both of OnKure, Inc. (“OnKure”) or CicloMed and a cash bonus in the amount of $100,000 upon the closing by Notable of a strategic M&A transaction or a single “in-licensing” transaction (other than with OnKure or CicloMed) approved by the Board during the term of the Bock Agreement., both of which have been earned by Dr. Bock and paid out to him. Pursuant to the Bock Agreement, Dr. Bock is also eligible to receive healthcare benefits as may be provided from time to time by Notable to its employees generally, and to receive paid time off annually in accordance with Notable’s policies in effect from time to time. Additionally, the Bock Agreement provides Dr. Bock with a monthly travel expense allowance of $1,000 and reimbursement for ordinary and reasonable out-of-pocket business expenses incurred by him in furtherance of Notable’s business.

Under the terms of the Bock Agreement, in the event that Dr. Bock’s employment is terminated other than for Cause, or Dr. Bock terminates his employment for Good Reason (each as defined in the Bock Agreement), then, in addition to the accrued obligations and the bonus (if deemed earned), Dr. Bock shall receive the following, subject to his execution of a release:

(1)	Payment of a lump sum amount equal to six months of Dr. Bock’s then-current base salary, less all customary and required taxes and employment-related deductions, paid on the first payroll date following the date on which the release becomes effective and non-revocable, but not after 70 days following the effective date of termination from employment.

(2)	Notable shall continue to provide Dr. Bock medical insurance coverage to the same extent that such insurance continues to be provided to Dr. Bock at the time of his termination with the cost of the premium for such benefits paid by Notable, until the earlier to occur of: (i) six months following Dr. Bock’s termination date, or (ii) the date Dr. Bock becomes eligible for medical benefits with another employer.

Joseph Wagner. Pursuant to his employment agreement, dated June 15, 2020 (the “Wagner Agreement”), Dr. Wagner is entitled to an annual base salary of $300,000 (which was most recently increased to $339,900 by Notable Labs, Inc.’s board of directors on July 28, 2022), payable in substantially equal periodic installments in accordance with Notable’s payroll practices. In addition, Dr. Wagner is entitled to receive, subject to employment by Notable on the applicable date of bonus payout, an annual target discretionary bonus equal to 25% of his annual base salary, payable at the discretion of the Board, based upon metrics to be mutually agreed upon by Dr. Wagner and Notable’s Chief Executive Officer. Pursuant to the Wagner Agreement, Dr. Wagner is also eligible to receive healthcare benefits as may be provided from time to time by Notable to its employees generally, and to receive paid time off annually in accordance with Notable’s policies in effect from time to time. Additionally, the Wagner Agreement provides that Dr. Wagner is eligible to receive reimbursement for ordinary and reasonable out-of-pocket business expenses incurred by him in furtherance of Notable’s business.

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Under the terms of the Wagner Agreement, in the event that Dr. Wagner’s employment is terminated other than for Cause, or Dr. Wagner terminates his employment for Good Reason (each as defined in the Wagner Agreement), then, in addition to the accrued obligations and the bonus (if deemed earned), Dr. Wagner shall receive the following, subject to his execution of a release:

(1)	Payment of a lump sum amount equal to three months of Dr. Wagner’s then-current base salary, less all customary and required taxes and employment-related deductions, paid on the first payroll date following the date on which the release becomes effective and non-revocable, but not after 70 days following the effective date of termination from employment.

(2)	Notable shall continue to provide Dr. Wagner medical insurance coverage to the same extent that such insurance continues to be provided to Dr. Wagner at the time of his termination with the cost of the premium for such benefits paid by Notable, until the earlier to occur of: (i) three months following Dr. Wagner’s termination date, or (ii) the date Dr. Wagner becomes eligible for medical benefits with another employer.

(3)	Dr. Wagner’s equity interests (if any) shall accelerate in an amount equal to the amount that would have vested for a period of 12 months following the date of Dr. Wagner’s termination and such amounts shall be deemed fully vested as of such date. In addition, Dr. Wagner’s time to exercise any time-based equity interests shall be extended for 12 months following his date of termination.

The Wagner Agreement further provides that, in the event that his employment is terminated by Notable without Cause or by him for Good Reason, and such termination occurs within the 12-month period following a Change of Control (as defined in the Wagner Agreement), or 90 days preceding the earlier to occur of a Change of Control or the execution of a definitive agreement the consummation of which would result in a Change of Control, then in lieu of the payments and benefits described above, Dr. Wagner shall be entitled to receive, subject to his execution and non-revocation of a release in favor of Notable, (i) a lump sum cash payment equal to three months of his then current base salary, (ii) full acceleration of all time-based stock options and other time-based stock-based awards held by Dr. Wagner, and the time Dr. Wagner has to exercise any time-based equity interests shall be extended for 12 months following his date of termination, and (iii) Notable shall continue to provide Executive medical insurance coverage to the same extent that such insurance continues to be provided to Dr. Wagner at the time of Dr Wagner’s termination with the cost of the premium for such benefits paid by Notable, until the earlier to occur of: (i) three months following Dr. Wagner’s termination date, or (ii) the date Dr. Wagner becomes eligible for medical benefits with another employer.

Scott A. McPherson. Scott A. McPherson is acting as Notable’s Chief Financial Officer, pursuant to the engagement letter, dated March 1, 2023 (the “McPherson Agreement”), with McPherson CPA, PLLC pursuant to which it is entitled to an initial retainer of $5,000 and a monthly fee (based on time spent at a rate of $300 per hour, plus out-of-pocket costs), which will be payable by Notable to McPherson CPA, PLLC on presentment of such billed fees in accordance with Notable’s practices. Mr. McPherson is individual responsible for supervising and conducting the engagement in connection with the McPherson Agreement.

Executive Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our Named Executives. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnotes (3) through (5) below set forth the adjustments from the Total Compensation for each Named Executive reported in the Summary Compensation Table above.

The following table sets forth additional compensation information for our Chief Executive Officer, who is our principal executive officer (PEO), our former Chief Executive Officer, and our non-PEO Named Executives (NEOs), along with total shareholder return and net income results for fiscal years 2023 and 2022.

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PAY VERSUS PERFORMANCE

Year	Summary Compensation Table Total for PEO (Thomas Bock)	Summary Compensation Table Total for PEO (Dror Harats)	Compensation Actually Paid to PEO (Thomas Bock)		Compensation Actually Paid to PEO (Dror Harats)		Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)		Value of Initial Fixed $100 Investment on 12/31/2021 Based on Total Shareholder Return	Net Income (Loss)
2022	$609,038	$887,624	$(3,123,979	)(3)	$(327,583	)(4)	$586,991	$(209,483	)(5)	$6.09	$(14.4) million	(2)
2023	$508,820	1,302,860	$(1,083,717	)(3)	$1,272,488	(4)	524,203	$453,554	(5)	$2.74		(2)

(1) Non-PEO named executive officers during the applicable years are: (i) 2022 – Joseph Wagner and Sam Backenroth; and (ii) 2023 – Joseph Wagner, Scott McPherson and Sam Backenroth.

(2) Net income (Loss) for 2023 has not yet been determined. Net income (Loss) for 2022 represents Net income (Loss) of Notable Labs, Inc.

(3) Represents the Summary Compensation Table Total for Dr. Bock for 2022 and 2023 adjusted as follows:

Year	Summary Compensation Table Total for PEO (Thomas Bock)	Deduction of fair value of any stock option grants or stock awards during the year	(i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year	(ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year	(iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date	(iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value	(v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year	(vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year	Compensation Actually Paid to PEO (Thomas Bock)
2022	$609,038	$0	$0	$(3,007,449)	$0	$(725,568)	$0	$0	$(3,123,979)
2023	$508,820	$0	$0	$(1,487,196)	$0	$(105,341)	$0	$0	$(1,083,717)

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(4) Represents the Summary Compensation Table Total for Mr. Harats for 2022 and 2023 adjusted as follows:

Year	Summary Compensation Table Total for PEO (Dror Harats)	Deduction of fair value of any stock option grants or stock awards during the year	(i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year	(ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year	(iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date	(iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value	(v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year	(vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year	Compensation Actually Paid to PEO (Dror Harats)
2022	$887,624	$(19,194)	$19,194	$(884,566)	$0	$(330,641)	$0	$0	$(327,583)
2023	$1,302,860	$0	$0	$0	$0	$(30,372)	$0	$0	$1,272,488

(5) Represents the average Summary Compensation Table Total for the applicable executives described in footnote (1) above for 2022 and 2023 adjusted as follows:

Year	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Deduction of fair value of any stock option grants or stock awards during the year	(i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year	(ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year	(iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date	(iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value	(v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year	(vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year	Average Compensation Actually Paid to Non-PEO NEOs
2022	$586,991	$(6,350)	$6,350	$(631,978)	$0	$(164,496)	$0	$0	$(209,483)
2023	$524,203	$0	$0	$-	$0	$(70,649)	$0	$0	$453,554

Supplemental Pay Versus Performance Tables

The following table illustrates the relationship between the Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the PEO and the average Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the non-PEO NEOs and the cumulative shareholder return of Notable Labs, Ltd. during 2022 and 2023.

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The following table illustrates the relationship between the Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the PEO and the average Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the non-PEO NEOs and the net income of Notable Labs, Ltd. during 2022 (which represents the net income of Notable Labs, Inc.). Net income for 2023 has not yet been determined.

Non-Employee Director Compensation Policy

At the Company’s annual general meeting held on October 19, 2021, the Company’s shareholders approved the terms of the Non-Employee Directors New Compensation Scheme, effective as of the date of the said annual general meeting, which provides for the following:

Board of Directors:
Members (other than non-executive chair)	$35,000
Annual retainer for non-executive chair	$100,000
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$6,000
Retainer for chair	$12,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$4,000
Retainer for chair	$8,000

In addition, the non-employee director compensation policy provides that, upon initial election to the Board, each non-employee director will be granted an equity grant equal to 0.1% of the Company’s capital on a fully diluted basis as of the date of grant. The initial grant will vest upon and in the manner approved by the compensation committee and the Board, but not less than two years until full vesting. Furthermore, each non-employee director who continues as a non-employee director will be granted an equity grant equal to 0.067% of the Company’s share capital on a fully diluted basis as of the date of grant. The annual grant will vest upon and in the manner approved by the compensation committee and the Board, but not less than two years until full vesting. Such awards are subject to full accelerated vesting upon the sale of the company.

The Company’s also reimburses all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of the Board or any committee thereof. Employee directors do not receive additional compensation for their service as a director.

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The following table discloses the compensation of the non-employee directors who served as our directors during the year ended December 31, 2023.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash	Stock Awards (1)	Option Awards (2)	All Other Compensation	Total
Mark Kozin (3)	$86,650	$—	$—	$—	$86,650
Ruth Alon (3)	$42,722	$—	$—	$—	$42,722
Shmuel (Muli) Ben Zvi (3)	$44,559	$—	$—	$—	$44,559
Ron Cohen (3)	$—	$—	$—	$—	$0
Alison Finger (3)	$—	$—	$—	$—	$0
David Hastings (3)	$49,575	$—	$—	$—	$49,575
Bennett Shapiro (3)	$—	$—	$—	$—	$0
Thomas I.H. Dubin (4)	$—	$—	$—	$—	$0
Michele Galen (4)	$—	$—	$—	$—	$0
Thomas Graney (4)	$—	$—	$—	$—	$0
Peter Feinberg (4)	$—	$—	$—	$—	$0
Tuomo Pätsi (4)	$—	$—	$—	$—	$0
Michael Rice	$39,952	$—	$—	$—	$39,952

(1) Reflects the fair value of a share grant computed in accordance with FASB ASC Topic 718, based on the applicable fair-market value on the date of grant.

(2) We utilize the grant date fair value using the Black-Scholes method as described in Note 9 to the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3) Resigned as a director on October 16, 2023, in connection with the Company’s merger with Notable Labs, Inc.

(4) Became a director on October 16, 2023, in connection with the Company’s merger with Notable Labs, Inc.

Hedging Policy

We generally do not permit our Board, executive officers and employees to engage in the trading of derivative securities, short sales, transactions in put and call options, hedging transactions, pledges, or other inherently speculative transactions relating to our equity securities.

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Outstanding Equity Awards at December 31, 2023

The following table sets forth specified information concerning outstanding equity incentive plan awards for each of the named executive officers outstanding as of December 31, 2023.

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Non-Exercisable (#)		Option Exercise Price ($)	Option Expiration Date
Thomas Bock	8,299	-		$24.65	10/14/2031
Chief Executive Officer	59,242	29,621	(1)	$24.65	9/26/2031
	6,640	-		$24.17	2/18/2031
	3,322	767	(1)	$24.17	10/5/2030

Joseph Wager	1,770	2,163	(1)	$24.65	9/26/2031
Chief Scientific Officer	17,653	2,522	(1)	$24.17	7/5/2030

Scott McPherson(2) Chief Financial Officer	-	-		-	-

Dror Harats Former Chief Executive Officer	4,571	-		$74.20	1/2/2042
	6,857	-		$80.85	12/7/2041
	6,857	-		$42.70	12/8/2040
	6,857	-		$42.70	12/19/2039
	6,857	-		$42.70	12/19/2038
	2,286	-		$209.65	10/24/2037
	2,143	-		$177.80	11/7/2036
	1,286	-		$116.20	9/30/2033
	1,286	-		$116.20	12/17/2032
	857	-		$116.20	12/20/2031
	1,714	-		$116.20	8/10/2031
	6,372	-		$86.45	6/16/2028
	4,242	-		$86.45	3/27/28

Sam Backenroth Former Chief Financial Officer	1,512	-		$74.20	1/2/2042
	2,269	-		$80.85	12/7/2041
	8,786	-		$77.70	10/4/2041

(1) 25% of the options vest 12 months after the vesting commencement date and 1/36th of the remaining options vest on each of the next 36 monthly anniversaries thereafter, provided that the named executive officer remains in continuous service as of the applicable vesting date. The vesting commencement dates are as follows: 4/30/2021 and 9/1/2020 for Dr. Bock, and 9/20/2021 and 6/15/2020 for Dr. Wagner.

(2) Mr. McPherson has not received any equity compensation.

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PROPOSAL 1

APPROVAL OF NOTABLE LABS, LTD. EMPLOYEE SHARE OWNERSHIP AND OPTION PLAN (2024)

Reason for the Proposal

We are asking shareholders to approve the Employee Share Ownership and Option Plan (2024) (the “2024 Plan”) so that we may continue to attract and retain outstanding performers using the types of equity compensation awards prevalent among publicly-traded companies and to satisfy the NASDAQ listing requirements related to the adoption of equity incentive plans.

The Board and management believe that being able to offer equity awards as one element of our total compensation serves as an effective vehicle for helping align shareholder interest with employees’ interests. The Board and management also believe that being able to offer equity awards is important to recruiting and retaining high performing employees, consultants and directors and as such, the Board believes that the approval of the equity plan is in the best interest of shareholders and important to the future success of the Company. The Board believes that reserving 4,000,000 Ordinary Shares, which number shall be increased automatically on an annual basis on January 1 of each year (unless resolved otherwise by the Board), such that the number of Ordinary Shares issuable under the 2024 Plan shall equal 35% of the Company’s issued and outstanding share capital on a fully diluted basis, is necessary for the Company to attract, motivate and retain qualified employees, officers and directors.

The Company currently has two equity incentive plans: (i) the Employee Share Ownership and Option Plan (2014) (the “2014 Plan”), which will expire with respect to grants to U.S. citizens in June 2024 except with respect to equity awards outstanding under the 2014 Plan (which will remain outstanding according to their terms) and (ii) the Inducement Plan (2022) (the “Inducement Plan”), which is to be exclusively for grants of awards to individuals who were not previously employees or non-employee directors.

Description of the 2024 Plan

The following is a summary of the principal features of the 2024 Plan, as approved by the Board on January 31, 2024, subject to shareholder approval. This summary is not a complete description of all of the provisions of the 2024 Plan and is qualified in its entirety by the specific language of the 2024 Plan. A copy of the 2024 Plan is provided as Appendix A to this Proxy Statement.

Background and Purpose of the 2024 Plan

The 2024 Plan permits the grant of the following types of incentive awards: (1) stock options, (2) share appreciation rights, (3) restricted shares, and (4) restricted share units (individually, each an “Award”). The 2024 Plan is intended to attract and retain (1) employees of the Company and its subsidiaries, (2) consultants who provide significant services to the Company and its subsidiaries, and (3) directors of the Company who are not employees of the Company or any subsidiary. The 2024 Plan is also intended to encourage share ownership by employees, directors, and consultants, thereby aligning their interests with those of the Company’s shareholders. As defined in the 2024 Plan and used in the description below, “Shares” refers to the Company’s Ordinary Shares.

Administration of the 2024 Plan

The 2024 Plan may be administered by the Board, though the 2024 Plan permits the Board to designate a committee to administer the 2024 Plan. Subject to the terms of the 2024 Plan and applicable law, the Board, or any committee designated by the Board, will have full power and authority to interpret and construe all provisions of the 2024 Plan, any award, and any award agreement and take all actions and to make all determinations required or provided for under the 2024 Plan, any award, and any award agreement, including the authority to:

●	designate grantees of awards;
●	determine the type or types of awards to be made to a grantee;
●	determine the number of shares of our common stock subject to an award or to which an award relates;
●	establish the terms and conditions of each award;
●	prescribe the form of each award agreement;
●	subject to limitations in the 2024 Plan, amend, modify, or supplement the terms of any outstanding award; and
●	make substitute awards.

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The Board may amend, suspend, or terminate the 2024 Plan at any time; provided that with respect to awards that are granted under the 2024 Plan, no amendment, suspension, or termination may materially impair the rights of the grantee without such grantee’s consent. The Company’s shareholders must approve any amendment if such approval is required by the Board or applicable law.

Number of Ordinary Shares Available Under the 2024 Plan

The total number of Shares available for issuance under the 2024 Plan is 4,000,000, and such number shall be increased automatically on an annual basis on January 1 of each year (unless resolved otherwise by the Board), such that the number of Shares issuable under the 2024 Plan shall equal 35% of the Company’s issued and outstanding share capital on a fully diluted basis. Shares granted under the 2024 Plan may be either authorized but unissued Shares or treasury Shares. The maximum number of Shares that may be issued under the 2024 Plan pursuant to incentive stock options is 4,000,000, or such greater number Shares as may be reserved under the 2024 Plan.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to full value awards, is forfeited to or repurchased by the Company, the unpurchased (or forfeited or repurchased, as applicable) Shares that were subject to the Award will become available for future grant or sale under the 2024 Plan. Upon exercise of a share appreciation right settled in Shares, the gross number of Shares covered by the portion of the Award that is exercised will cease to be available under the 2024 Plan. Shares that actually have been issued under the 2024 Plan under any Award will not be returned to or become available for future distribution under the 2024 Plan; provided, however, that if unvested Shares of any full value awards are repurchased by the Company or are forfeited to the Company, those Shares will become available for future grant under the 2024 Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the 2024 Plan. To the extent an Award is paid out in cash rather than Shares, such cash payments will not reduce the number of Shares available for issuance under the 2024 Plan. Shares actually issued pursuant to Awards transferred under any exchange program to reprice options or share appreciation rights will not become available for grant under the 2024 Plan.

If the Company experiences a share dividend, reorganization, or other change in capital structure, the Board, or the committee designated by the Board will, in such manner as it determines is equitable, adjust the number and class of Shares available for issuance under the 2024 Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the share dividend or other change.

Fair Market Value Determination

For so long as our Shares remain listed on NASDAQ (or any other established securities exchange), the fair market value of a share of common stock will be the closing price for a share as reported on such exchange for such date. If there is no reported closing price on such date, the fair market value of a share of common stock will be the closing price of a share of common stock on the next preceding date on which any sale of common stock was reported.

On February 14, 2024, the closing price of our common stock as reported on NASDAQ was $1.19 per Share. If the Shares are not listed on an established securities exchange, the Board will determine the fair market value by the reasonable application of a reasonable valuation method, in a manner consistent with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

No Repricing

Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or stock appreciation right, including by replacement with or substitution of another award type, that would reduce the exercise price of the stock option or stock appreciation right or would replace any stock option or stock appreciation right with an exercise price above the current market price with cash or another security, in each case without the approval of our shareholders (although appropriate adjustments may be made to outstanding stock options to achieve compliance with applicable law, including the Code).

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Eligibility to Receive Awards

The Board selects the employees, consultants, and directors who will be granted Awards under the 2024 Plan. The actual number of individuals who will receive Awards cannot be determined in advance because the Board has the discretion to select the participants. Accordingly, except as set forth in the New Plan Benefits table below, it is not possible as of the date of this Proxy Statement to determine the nature or amount of any awards under the 2024 Plan that may be subject to future grants to employees, officers, directors, consultants, and advisers of the Company and its affiliates. As of February 2, 2024, approximately 40 of our employees, directors and consultants would be eligible to participate in the 2024 Plan.

Stock Options

A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the 2024 Plan, the Board may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). Incentive stock options, however, are only available to employees of the Company and its affiliates. The Board will determine the number of Shares covered by each option and the type of option granted.

The exercise price of the Shares subject to each option is set by the Board but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option in order to be an incentive stock option and/or to be exempt from Section 409A of the Code. To the extent an option is granted with an exercise price less than 100% of the fair market value (on the date of grant), such Award will be granted in compliance with Section 409A of the Code. Options that the Board grants in substitution for options held by employees of companies that the Company acquires may also have exercise prices that are less than 100% of the fair market value on the date of grant (in which case the exercise price preserves the economic value of the employee’s cancelled option from his or her former employer). In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000. The exercise price of each option must be paid in full in cash (or cash equivalent) at the time of exercise. The Board also may permit payment through the tender of Shares that are already owned by the participant, or by any other means that the Board determines to be consistent with the purpose of the 2024 Plan.

Options become exercisable at the times and on the terms established by the Board. The Board also establishes the time at which options expire, but the expiration may not be later than 10 years after the grant date. In addition, a participant who owns stock possessing more than 10% of the total combined voting power of all classes of shares of the Company or any of its subsidiaries may not be granted an incentive stock option that is exercisable after five years from the option’s grant date.

Share Appreciation Rights

Share appreciation rights (“SARs”) are awards that grant the participant the right to receive an amount (in the form of cash, Shares of equal value, or a combination thereof, as determined by the Board) equal to (1) the number of shares exercised, times (2) the amount by which the Company’s share price exceeds the exercise price. The exercise price is set by the Board but cannot be less than 100% of the fair market value of the covered Shares on the grant date. A SAR may be exercised only if it becomes vested based on the vesting schedule established by the Board. SARs expire under the same rules that apply to options, meaning that the expiration may not be later than 10 years after the grant date.

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Restricted Shares

Awards of restricted shares are Shares that vest in accordance with the terms and conditions established by the Board. In determining whether an Award of restricted share should be made, and/or the vesting schedule for any such Award, the Board may impose whatever conditions to vesting it determines to be appropriate.

A holder of restricted shares will have full voting rights, unless determined otherwise by the Board. A holder of restricted shares also generally will be entitled to receive all dividends and other distributions paid with respect to Shares; provided, however, that dividends and distributions generally will be subject to the same vesting criteria and transferability restrictions as the Shares upon which the dividend or distribution was paid.

Restricted Share Units

Restricted share units represent a right to receive Shares at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted share units or the Shares issued in settlement of the Award, the consideration for which is furnished in the form of the participant’s service to the Company. In determining whether an Award of restricted share units should be made, and/or the vesting schedule for any such Award, the Board may impose whatever conditions to vesting it determines to be appropriate. Grantees of restricted share units will have no voting or dividend rights or other rights associated with ownership of our common stock, although the Company may award cash payments equal to the per share dividend paid in respect of the underlying shares on such units. The Company will settle restricted share units in the form of Shares.

Performance Goals

The Board (in its discretion) may make performance goals applicable to a participant with respect to the vesting schedule of any Award.

Limited Transferability of Awards

Awards granted under the 2024 Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Board may permit an individual to transfer an Award to an individual or entity. Any transfer will be made in accordance with procedures established by the Board.

Amendment and Termination of the 2024 Plan

The Board generally may amend or terminate the 2024 Plan at any time and for any reason. However, no amendment, suspension, or termination may impair the rights of any participant without his or her consent.

Summary of U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of Awards under the 2024 Plan for participants and the Company will depend on the type of Award granted. The following description of tax consequences is intended only for the general information of shareholders. A grantee of an award under the 2024 Plan should not rely on this description and instead should consult his or her own tax advisor. Tax consequences for any particular individual may differ from that described herein.

Nonqualified Stock Options. No taxable income is reportable when a nonqualified stock option with an exercise price equal to the fair market value of the underlying share on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the participant or for the Company. A participant will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of the Shares received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the participant holds the Shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

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For the exercise of an option to qualify for the foregoing tax treatment, the participant generally must be our employee or an employee of a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the Shares in an amount generally equal to the excess of the fair market value of the Shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code and to certain reporting requirements.

Share Appreciation Rights. No taxable income is reportable when a share appreciation right with an exercise price equal to the fair market value of the underlying share on the date of grant is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Shares. A participant who is awarded restricted shares will not recognize any taxable income for federal income tax purposes in the year of the Award, provided that the Shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the Shares on the date of the Award (less the purchase price, if any), determined without regard to the restrictions. If the participant does not make such a Section 83(b) election, the fair market value of the Shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the participant and will be taxable and subject to withholding taxes in the year the restrictions lapse and any dividends paid while the Shares are subject to restrictions will be taxable and subject to withholding taxes whenever such dividends are received by the participant. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Share Units. The grant of restricted share units (including deferred share units) will not be a taxable event for the participant or the Company. A participant who receives restricted share units will recognize ordinary income in an amount equal to the fair market value of the shares issued to such participant at the end of the restriction period or, if later, the payment date. Subject to the limitations of Section 162(m) of the Code and to applicable reporting requirements, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Tax Effect for the Company. As previously discussed, the Company generally will be entitled to a tax deduction in connection with an Award under the 2024 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). However, special rules limit the deductibility of compensation paid to certain of our executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. The Board takes into account such deduction limitations when making Awards, but may issue Awards that are nondeductible to the Company.

Section 280G. To the extent payments which are contingent on a change in control of the Company are determined to exceed the limitations of Section 280G of the Code, they may be subject to a 20% nondeductible excise tax and the Company’s deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2024 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

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New Plan Benefits

The following table sets forth information with respect to grants under the 2024 Plan that are subject to shareholder approval thereof.

NEW PLAN BENEFITS

Employee Share Ownership and Option Plan (2024)
Name and Position	Dollar value ($) (1)	Number of Shares Underlying Option Grants/Number of Restricted Shares
Thomas Bock, Chief Executive Officer	$686,421	550,000
Joseph Wagner, Chief Scientific Officer	$-	-
Scott McPherson, Chief Financing Officer	$-	-
Executive Group	$686,421	550,000
Non-Executive Director Group	$333,103	266,482
Non-Executive Officer Employee Group	$-	-

(1) Dollar value on February 2, 2024.

Registration with the SEC

If the 2024 Plan is approved by the shareholders, the Company intends to file a Registration Statement on Form S-8 relating to the 2024 Plan with the SEC pursuant to the Securities Act as soon as is practicable after such approval.

Required Vote

Approval of the 2024 Plan requires the affirmative vote of the holders of a majority of votes cast on the proposal. If shareholders do not approve the 2024 Plan, the Company will have no equity incentive plan under which it may grant future equity awards to existing officers and directors upon the expiration of the 2014 Plan, and will have only a limited number of Shares available for equity awards to individuals who were not previously employees or non-employee directors under the Inducement Plan.

In addition, the approval of Proposal 1 requires that either of the following two voting requirements be met as part of the approval by an ordinary majority of shares present and voting thereon:

●	the majority voted in favor of the proposal includes a majority of the shares held by non-controlling shareholders or shareholders who do not have a personal interest in the approval of the proposal that is voted at the Meeting, excluding abstentions; or

●	the total number of shares held by non-controlling shareholders and disinterested shareholders (as described in the previous bullet-point) voted against the proposal does not exceed two percent (2%) of the aggregate voting rights in the Company.

Proposed Resolution

We are proposing the adoption by our shareholders of the following resolution at the Meeting:

“RESOLVED, that the Employee Share Ownership and Option Plan (2024) attached as Annex A to this Proxy Statement, as approved by the Board of Directors of the Company, be, and hereby is, approved by the shareholders of the Company and that an initial 4,000,000 of the Company’s ordinary shares, nominal value NIS 0.35 be reserved for issuance pursuant to the Employee Share Ownership and Option Plan (2024), and such number shall be increased automatically on an annual basis on January 1 of each year (unless resolved otherwise by the Board of Directors), such that the number of ordinary shares issuable under the Employee Share Ownership and Option Plan (2024) shall equal 35% of the Company’s issued and outstanding share capital on a fully diluted basis.”

Board Recommendation

The Board unanimously recommends a vote FOR the foregoing resolution approving the 2024 Plan.

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PROPOSAL 2

APPROVAL OF AMENDMENT OF THE COMPENSATION TERMS OF THE CEO

Background

Under the Companies Law, the compensation committee and a company’s board of directors are responsible for approving the terms of employment or engagement of office holders (including the CEO) of a company in accordance with its approved compensation policy. In accordance with the Company’s compensation policy, we have analyzed market conditions of management salaries in the life sciences industry and have concluded that the Company is positioned in the lower half of the range, in most positions in the Company.

Our Compensation Committee and Board approved, subject to the approval of the shareholders, the increase of the annual (gross) compensation of Dr. Thomas Bock, a member of the Board and the CEO of the Company, under his employment agreement to $525,000, with an annual bonus target of up to 65% of Dr. Bock’s annual base salary, based on the framework set forth in this Proposal 2, as well as to issue Dr. Bock an equity grant under the 2024 Plan consisting of (i) an option to purchase 150,000 Ordinary Shares, which shall vest in two equal annual installments, and (ii) 400,000 restricted Ordinary Shares, which shall vest in four equal annual installments, subject in each case to Dr. Bock’s continuous service, and provide that vesting shall accelerate upon a change of control, and severance payments equal to 12 months of Dr. Bock’s then-current annual base salary, less all customary and required taxes and employment-related deductions and Notable will continue to provide Dr. Bock medical insurance coverage to the same extent that such insurance continues to be provided to Dr. Bock at the time of his termination with the cost of the premium for such benefits paid by Notable, until the earlier to occur of: (i) twelve months following Dr. Bock’s termination date, or (ii) the date Dr. Bock becomes eligible for medical benefits with another employer.

Under the Companies Law, the terms of service of a CEO of a public company, require the approval of the compensation committee, the board of directors and the shareholders.

Current Employment Agreement

Pursuant to his amended and restated employment agreement, dated April 30, 2021 (the “Bock Agreement”), Dr. Bock is entitled to an annualized base salary of $380,000 (which was most recently increased to $391,400 by Notable Labs, Inc.’s board of directors on July 28, 2022), payable in substantially equal periodic installments in accordance with Notable’s payroll practices. In addition, Dr. Bock is entitled to receive, subject to employment by Notable on the applicable date of bonus payout, an annual target discretionary bonus equal to 30% of his annual base salary, payable at the discretion of the Board, based upon metrics to be mutually agreed upon by Dr. Bock and the Board. Under the terms of the Bock Agreement, Dr. Bock is eligible to receive a cash bonus of $37,500 upon the closing of a transaction with either or both of OnKure, Inc. or CicloMed and a cash bonus in the amount of $100,000 upon the closing by Notable of a strategic M&A transaction or a single “in-licensing” transaction (other than with OnKure or CicloMed) approved by the Board during the term of the Bock Agreement., both of which have been earned by Dr. Bock and paid out to him. Pursuant to the Bock Agreement, Dr. Bock is also eligible to receive healthcare benefits as may be provided from time to time by Notable to its employees generally, and to receive paid time off annually in accordance with Notable’s policies in effect from time to time. Additionally, the Bock Agreement provides Dr. Bock with a monthly travel expense allowance of $1,000 and reimbursement for ordinary and reasonable out-of-pocket business expenses incurred by him in furtherance of Notable’s business.

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Under the terms of the Bock Agreement, in the event that Dr. Bock’s employment is terminated other than for Cause, or Dr. Bock terminates his employment for Good Reason (each as defined in the Bock Agreement), then, in addition to the accrued obligations and the bonus (if deemed earned), Dr. Bock shall receive the following, subject to his execution of a release:

(1)	Payment of a lump sum amount equal to six months of Dr. Bock’s then-current base salary, less all customary and required taxes and employment-related deductions, paid on the first payroll date following the date on which the release becomes effective and non-revocable, but not after 70 days following the effective date of termination from employment.

(2)	Notable shall continue to provide Dr. Bock medical insurance coverage to the same extent that such insurance continues to be provided to Dr. Bock at the time of his termination with the cost of the premium for such benefits paid by Notable, until the earlier to occur of: (i) six months following Dr. Bock’s termination date, or (ii) the date Dr. Bock becomes eligible for medical benefits with another employer.

The Compensation Committee and Board attempt to balance these factors by analyzing the competitive market for executive talent, our business results and forecasts, and our key strategic goals for the year. The Company conducted market research using Aon’s Radford Global Compensation Data Base to identify a peer group of 25-30 similarly situated clinical-stage, therapeutic development/life science public companies with revenues of less than $10 million, fewer than 50 employees and a market capitalization of less than $100 million.

Based upon the market research, the Compensation Committee and Board determined that Dr. Bock’s annual base salary of $390,000 is in the bottom 10th percentile of similarly situated companies, and his cash bonus of up to $130,000 is in the bottom 10th percentile of similarly situated companies. Additionally, Dr. Bock did not receive any equity compensation during the 2022 or 2023 calendar years.

The Compensation Committee and Board seek to structure our executives’ compensation to be competitive with similar roles at other organizations and align with the Company’s long-term business objectives. Accordingly, the Compensation Committee and Board approved, subject to the approval of the shareholders, the following compensation terms for Dr. Bock:

Annual Base Salary: $525,000, which is the 25th percentile of similarly situated companies based upon the Aon Radford market research

Annual Bonus: Maximum annual cash bonus of up to 65% of Dr. Bock’s annual base salary

● 75% of the annual bonus will be based on Dr. Bock or the Company attaining certain key performance indicators to be established by the Compensation Committee and the Board, which may include one or more of the following: clinical execution, scientific targets, business development and financing targets, and share price; and

● up to 25% of the annual bonus will be at the discretion of the Compensation Committee and the Board.

Equity Compensation: equity award of a stock option to purchase 150,000 Ordinary Shares which, to the extent permitted under the 2024 Plan is intended to qualify as an incentive stock option, shall vest in two equal annual installments, and 400,000 restricted Ordinary Shares, which shall vest in four equal annual installments

Framework for Annual Equity Awards for 2024 – 2026, to be granted in the first quarter of each subsequent year:

● annual award of such number of Ordinary Shares of up to the greater of two-thirds of (i) the fair market value or (ii) the number of Ordinary Shares of Dr. Bock’s initial grant;

● annual equity awards, to the extent earned, would vest in two equal annual installments;

● 75% of the annual equity award will be based on Dr. Bock or the Company attaining certain key performance indicators to be established by the Compensation Committee, which may include one or more of the following: clinical execution, scientific targets, business development and financing target; and

● up to 25% of the annual equity award will be at the discretion of the Compensation Committee

Dr. Bock would be eligible to receive an annual cash bonus for beginning for calendar year 2024, without the need for further shareholder approval, subject to the following: (i) continuous employment as the Company’s President and Chief Executive Officer through December 31 of each year; (ii) achievement of the specific objectives using the pre-defined key performance indicators as defined above, as determined by the Compensation Committee and the Board; (iii) the limitations of the maximum annual cash bonus described above; and (iv) the limitation of the Compensation Policy and applicable law. Up to 25% of the annual bonus may be based on a discretionary evaluation of Dr. Bock’s overall performance by the Compensation Committee and the Board, based on quantitative and qualitative criteria.

Beginning for calendar year 2024, an assessment of Dr. Bock’s achievements will be undertaken by the Compensation Committee and Board in the first quarter of the subsequent year. Shareholders are now being asked to approve the proposed cash and equity bonus plan to pre-authorize our Board to approve a potential cash and/or equity payment to Dr. Bock. The actual bonus to be paid (if any) will be determined based on the foregoing assessment of Dr. Bock’s achievement of the objectives for the year and the other requirements set forth in our Compensation Policy, subject to the bonus mechanisms described above.

Proposed Resolution

We are proposing the adoption by our shareholders of the following resolution at the Meeting:

“RESOLVED, to approve the amendment of Dr. Thomas Bock’s compensation terms to increase Dr. Bock’s annual base (gross) compensation under his employment agreement to $525,000, with an annual bonus of up to 65% of the Dr. Bock’s annual base salary, according to determination of achievement of the objectives thereunder, as described in Proposal 2 of the Proxy Statement dated February 16, 2024, and the issuance of an equity award of an option to purchase 150,000 ordinary shares, which shall vest in two equal annual installments, and 400,000 restricted ordinary shares, which shall vest in four equal annual installment, pursuant to the company’s Employee Share Ownership and Option Plan (2024). For years 2024 through 2026, the framework for future annual objectives related to, target amount of, and potential issuance of, future annual equity grants for Dr. Bock, the Company’s President and Chief Executive Officer, subject to, and to the extent of, his achievement during each fiscal year of those objectives, and the issuance of an annual equity grant according to determination of achievement of the objectives thereunder, as described in Proposal 2 of the Proxy Statement dated February 16, 2024, be, and hereby are, approved in all respects.”

Required Vote

The shareholders’ vote on this matter is binding under Israeli law and not merely advisory, unlike the “say-on-pay” votes found in some proxy statements for U.S. domestic companies. Notwithstanding the foregoing, the Companies Law allows our Compensation Committee and our Board to approve this Proposal even if at the Meeting the shareholders voted against it, provided that each of the Company’s Compensation Committee, and thereafter the Board, determines to approve it, based on detailed arguments, and after having reconsidered the matter and concluded that such action is in the best interest of the Company.

Board Recommendation

The Board unanimously recommends a vote FOR the foregoing resolution approving the amendment of Dr. Bock’s Compensation Terms.

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PROPOSAL 3

APPROVAL OF WITHUM SMITH+BROWN, P.C. AS INDEPENDENT ACCOUNTANT

Background

Our Audit Committee and Board resolved to appoint Withum Smith+Brown, P.C. (“Withum”) as our independent registered public accounting firm for the year ended December 31, 2023, and until the close of the next annual general meeting of shareholders of the Company.

Kesselman & Kesselman C.P.A.s, a member firm of PricewaterhouseCoopers International Limited (“Kesselman”), has served as the independent registered public accounting firm of our predecessor, Vascular Biogenics Ltd., since 2001. The decision to dismiss Kesselman and engage Withum was approved by our Audit Committee and our Board. The report of Kesselman on our consolidated financial statements as of and for the year ended December 31, 2022, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years preceding our dismissal of Kesselman and the subsequent interim period through January 30, 2024, there were:

●	no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K (“Reg S-K”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions thereto) with Kesselman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kesselman, would have caused Kesselman to make reference to the subject matter of the disagreements in its report on our financial statements as of and for the year ended December 31, 2022, and

●	no “reportable events” (as defined in Item 304(a)(1)(v) of Reg S-K and the related instructions thereto).

During the two years ended December 31, 2023, prior to our proposed engagement of Withum, we did not consult with Withum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Withum concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

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We provided Kesselman with a copy of the disclosure set forth above. Kesselman’s confirmatory letter was included as Exhibit 16 to our Current Report on Form 8-K filed with the SEC on February 2, 2024.

The following reflects Kesselman’s fees for the audit of our financial statements for the years ended December 31, 2022 and 2021, and fees billed for other services rendered by Kesselman during those periods.

	Year Ended December 31,
	2022	2021
	(in thousands)
Audit fees(1)	$303	$330
Tax fees(2)	5	5
All other fees(3)	1	—
Total fees	$309	$335

(1) Audit fees consist of services that would normally be provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.

(2) Tax fees consist of tax compliance, planning, and advice.

(3) All other fees consist of a disclosure checklist license.

Our Board reviews and pre-approves all audit services and permitted non-audit services (including the fees and other terms) to be provided by our independent auditors pursuant to pre-approval policies and procedures established by the Audit Committee, which are detailed as to the particular service and the audit committee is informed of each service. The pre-approval policies and procedures do not delegate audit committee responsibilities under the Securities Exchange Act of 1934 to management.

Representatives of Withum and Kesselman are not expected to be present at the Meeting.

In the event that the appointment Withum is not approved by the shareholders, a different firm, to be determined, will be submitted for approval.

Our shareholders are being requested to approve Withum’s appointment and authorize our Board (with power of delegation to our Audit Committee) to set Withum’s compensation in accordance with the volume and nature of its services.

Proposed Resolution

We are proposing the adoption by our shareholders of the following resolution at the Meeting:

“RESOLVED, (i) Withum Smith+Brown, P.C. be and hereby is appointed as the Company’s independent registered public accounting firm for the year ended December 31, 2023, and until the next annual general meeting of shareholders of the Company, and (ii) the Board (with power of delegation to the Audit Committee) be, and hereby is, authorized, to set the remuneration of such independent registered public accounting firm in accordance with the volume and nature of its services.”

Required Vote

Shareholders may vote for or against, or may abstain from voting, in connection with the appointment of Withum. The affirmative vote of holders of a majority of the voting power represented at the Meeting in person or by proxy and voting thereon is necessary for the approval of the resolution included in Proposal 3.

The shareholders’ vote on this matter is binding under Israeli law and not merely advisory, unlike the auditor approval votes found in some proxy statements for U.S. domestic companies.

Board Recommendation

The Board unanimously recommends a vote FOR the foregoing resolution approving the appointment of, and authorizing the Board to set the remuneration of, the Company’s independent registered public accounting firm.

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PROPOSAL 4

APPROVAL OF THE COMPANY’S COMPENSATION POLICY

Background

Pursuant to the Companies Law, every public Israeli company is required to adopt a compensation policy that sets forth guidelines for the compensation of office holders (as defined in the Companies Law). In 2015, 2019 and 2022, the shareholders of the Company approved the compensation policy for the Company’s officers and directors (the “Compensation Policy”). The Companies Law requires the board of directors to reevaluate the compensation policy from time to time, and upon any material change in the circumstances that existed at the time the policy was formulated; the policy must be reviewed and re-approved at least once every three years.

The compensation policy must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders of a company, including exculpation, insurance, or any monetary payment or obligation of payment in respect of employment or engagement. The compensation policy must relate to certain factors, including advancement of a company’s objectives, a company’s business and its long-term strategy, and creation of appropriate incentives for office holders. It must also consider, among other things, a company’s risk management, size and the nature of its operations. The Companies Law describes what factors have to be considered by, and what principles must be included in, a compensation policy.

Under the Companies Law, the compensation committee of a company’s board of directors is responsible for (a) recommending the compensation policy to the board of directors for its approval (and subsequent approval by its shareholders) and (b) duties related to the compensation policy and to the compensation of a company’s office holders as well as functions previously fulfilled by the audit committee of the board of directors with respect to approval of the terms of engagement of office holders. In light of these requirements, the Compensation Committee has recommended, and our Board has approved, a Compensation Policy for the office holders of our Company, in the form attached as Annex B to this Proxy Statement, that covers the matters described in the Companies Law and the regulations promulgated thereunder and that is aimed at balancing between short-term and long-term incentives to the office holders of our Company. Capitalized but undefined terms used in this Proposal 4 shall have the meaning set forth in the Compensation Policy.

We recommend that our shareholders refer to the Compensation Policy, which is attached as Annex B to this Proxy Statement.

Purpose

The purpose of the Compensation Policy is to assist in enabling the Company to carry out its work plans and achieving its objectives, in the short and long term, by:

●	creating a reasonable and appropriate set of incentives for the Company’s Office Holders while taking into consideration factors such as the Company’s characteristics, business activity, risk management policy and labor relations;

●	providing the tools necessary for recruiting, motivating and retaining talented and skilled Office Holders in the Company, who will be able to contribute to the Company and maximize its profits over the long term;

●	placing an emphasis on performance-based compensation, and tying the Office Holders to the Company and its performance, by matching the Office Holders’ compensation to their contribution to achieving the Company’s goals and maximizing its profits, from a long-term point of view and taking into consideration of their position; and

●	creating an appropriate balance between the various compensation components (such as fixed versus variable compensation components, and short-term versus long-term elements).

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The combination of the various compensation components described in the Compensation Policy is intended to create a balance and appropriate ratio between fixed compensation and variable compensation in order to create a performance-based compensation system that promotes the Company’s goals and corresponds with its risk management policy.

Terms of the Compensation Plan

When determining the compensation terms of the Company’s Office Holders, the Compensation Committee and the Board will examine the ratio between the terms of service of each of the Company’s Office Holders, and the average and median cost of employment of the Company’s employees (including contract workers), as well as the effect of these ratios on labor relations in the Company. Compensation may take the form of one or more of the following:

●	base salary;

●	benefits (such as retirement plans, health insurance, life insurance, paid vacation time, etc.);

●	equity compensation;

●	change of control provisions; and

●	retirement and termination terms.

Ratio between Fixed Compensation Components and Variable Components

Compensation may be compromised of a “Fixed Component,” i.e., payments in respect to employment or services that are provided, that does not depend on variables that are unknown at the time that the payment is determined (comprised of base salary and benefits) and a “Variable Component,” i.e., payments that depend on variables that are unknown at the time that the payment is determined (comprised of cash bonuses and equity-based compensation).

The total annual target bonus and equity-based compensation per vesting annum (based on the fair market value at the time of grant calculated on a linear basis) of each Executive Officer shall not exceed 95% of such Executive Officer’s total compensation package for such year.

Base Salary

The Company will seek to establish a base salary that is competitive with base salaries paid to Executive Officers in a peer group of other companies operating in sectors that are as much as possible similar in their characteristics to Notable, the list of which shall be reviewed and approved by the Compensation Committee. To that end, the Company will utilize comparative market data and practices as a reference, including a survey comparing and analyzing the level of the overall compensation package offered to an Executive Officer of the Company with compensation packages for persons serving in similar positions (to that of the relevant officer) in the peer group. Such compensation survey may be conducted internally or through an external independent consultant.

The Compensation Committee and the Board may periodically consider and approve base salary adjustments for Executive Officers. The main considerations for salary adjustment will be similar to those used in initially determining the base salary, but may also include change of role or responsibilities, recognition for professional achievements, regulatory or contractual requirements, budgetary constraints or market trends. The Compensation Committee and the Board will also consider the previous and existing compensation arrangements of the Executive Officer whose base salary is being considered for adjustment.

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Annual Cash Bonus

Compensation in the form of an annual cash bonus is an important element in aligning the Executive Officers’ compensation with the Company’s objectives and business goals. Therefore, annual cash bonuses will reflect a pay-for-performance element, with payout eligibility and levels determined based on actual financial and operational results, in addition to other factors the Compensation Committee may determine, including individual performance. An annual cash bonus may be awarded to Executive Officers upon the attainment of pre-set periodic objectives and individual targets determined by the Compensation Committee (and, if required by law, by the Board) for each fiscal year, or in connection with such officer’s engagement, in case of newly hired Executive Officers, taking into account the Company’s short and long-term goals, as well as its compliance and risk management policies. The Compensation Committee and the Board shall also determine applicable minimum thresholds that must be met for entitlement to the annual cash bonus (all or any portion thereof) and the formula for calculating any annual cash bonus payout, with respect to each fiscal year, for each Executive Officer. In special circumstances, as determined by the Compensation Committee and the Board (e.g., regulatory changes, significant changes in the Company’s business environment, a significant organizational change, research or clinical milestones, significant merger and acquisition events, etc.), the Compensation Committee and the Board may modify the objectives and/or their relative weight during the fiscal year, or may modify payouts following the conclusion of the year.

If the employment of an Executive Officer is terminated prior to the end of a fiscal year, the Company may (but shall not be obligated to) pay such Executive Officer an annual cash bonus (which may or may not be pro-rated) assuming the Executive Officer is otherwise entitled to an annual cash bonus. The actual annual cash bonus to be paid to Executive Officers is to be approved by the Compensation Committee and the Board.

The performance objectives for the annual cash bonus of the Company’s Executive Officers, other than the CEO, may be approved by the Company’s CEO (in lieu of the Compensation Committee) and may be based on company, division/ departmental/business unit and individual objectives. Measurable performance objectives, which include the objectives and the weight to be assigned to each achievement in the overall evaluation, which will be based on actual financial and operational results, such as (by way of example and not by way of limitation) revenues, operating income and cash flows and may further include, divisional or personal objectives which may include operational objectives, such as (by way of example and not by way of limitation) market share, initiation of new markets and operational efficiency, customer focused objectives, project milestones objectives and investment in human capital objectives, such as (by way of example and not by way of limitation) employee satisfaction, employee retention and employee training and leadership programs. The Company may also grant annual cash bonuses to Executive Officers, other than the CEO, on a discretionary basis.

The target annual cash bonus that an Executive Officer, other than the CEO, will be entitled to receive for any given fiscal year, will not exceed 100% of such Executive Officer’s annual base salary and the maximum annual cash bonus, including for overachievement performance, that an Executive Officer, other than the CEO, will be entitled to receive for any given fiscal year, will not exceed 200% of such Executive Officer’s annual base salary.

The annual cash bonus of the Company’s CEO will be mainly based on measurable performance objectives and subject to minimum thresholds. Such measurable performance objectives will be determined annually by the Compensation Committee (and, if required by law, by the Board) and will be based on company and personal objectives. These measurable performance objectives, which include the objectives and the weight to be assigned to each achievement in the overall evaluation, will be based on overall company performance measures, which are based on actual financial and operational results, such as revenues, sales, operating income, cash flow or the Company’s annual operating plan and long-term plan.

The less significant part of the annual cash bonus granted to the CEO, and in any event not more than 30% of the annual cash bonus, may be based on a discretionary evaluation of the CEO’s overall performance by the Compensation Committee and the Board based on quantitative and qualitative criteria. The target annual cash bonus that the CEO will be entitled to receive for any given fiscal year, will not exceed 100% of his or her annual base salary. The maximum annual cash bonus including for overachievement performance that the CEO will be entitled to receive for any given fiscal year, will not exceed 200% of his or her annual base salary.

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Other Bonuses

The Company may grant its Executive Officers a special bonus as an award for special achievements (such as in connection with mergers and acquisitions, offerings, achieving target budget or business plan objectives under exceptional circumstances, or special recognition in case of retirement) or as a retention award at the CEO’s discretion for Executive Officers other than the CEO (and in the CEO’s case, at the Compensation Committee’s and the Board’s discretion), subject to any additional approval as may be required by the Companies Law (a “Special Bonus”). Any such Special Bonus will not exceed 200% of the Executive Officer’s annual base salary. A Special Bonus can be paid, in whole or in part, in equity in lieu of cash.

The Company may grant a newly recruited Executive Officer a signing bonus. Any such signing bonus will be granted and determined at the CEO’s discretion for Executive Officers other than the CEO (and in the CEO’s case, at the Compensation Committee’s and the Board’s discretion), subject to any additional approval as may be required by the Companies Law (a “Signing Bonus”). Any such Signing Bonus will not exceed 100% of the Executive Officer’s annual base salary.

The Company may grant its Executive Officers a special bonus in the event of relocation or repatriation of an Executive Officer to another geography (a “Relocation Bonus”). Any such Relocation bonus will include customary benefits associated with such relocation and its monetary value will not exceed 100% of the Executive Officer’s annual base salary.

Clawback

The Compensation Policy provides that in the event of an accounting restatement, the Company shall be entitled to recover from its Executive Officers the bonus compensation or performance-based equity compensation in accordance with the clawback policy adopted by the Company from time to time under the applicable stock exchange rules.

Equity Based Compensation

The equity-based compensation for the Company’s Executive Officers will be designed in a manner consistent with the underlying objectives of the Company in determining the base salary and the annual cash bonus, with its main objectives being to enhance the alignment between the Executive Officers’ interests with the long-term interests of the Company and its shareholders, and to strengthen the retention and the motivation of Executive Officers in the long term. In addition, since equity-based awards are structured to vest over several years, their incentive value to recipients is aligned with longer-term strategic plans. The equity-based compensation offered by the Company is intended to be in the form of share options and/or other equity-based awards, such as restricted shares, RSUs or performance stock units, in accordance with the Company’s equity incentive plan in place as may be updated from time to time.

All equity-based incentives granted to Executive Officers (other than bonuses paid in equity in lieu of cash) will normally be subject to vesting periods in order to promote long-term retention of the awarded Executive Officers. Unless determined otherwise in a specific award agreement or in a specific compensation plan approved by the Compensation Committee and the Board, grants to Executive Officers other than non-employee directors shall vest based on time, gradually over a period of at least 2-4 years, or based on performance. The exercise price of options will be determined in accordance with the Company’s policies, the main terms of which shall be disclosed in the Company’s annual report. All other terms of the equity awards will be in accordance with the Company’s incentive plans and other related practices and policies. Accordingly, the Board may, following approval by the Compensation Committee, make modifications to such awards consistent with the terms of such incentive plans, subject to any additional approval as may be required by the Companies Law.

The equity-based compensation will be granted from time to time and be individually determined and awarded according to the performance, educational background, prior business experience, qualifications, corporate role and the personal responsibilities of the Executive Officer. In determining the equity-based compensation granted to each Executive Officer, the Compensation Committee and the Board will consider the factors set forth in the Compensation Policy, and in any event, the total fair market value of an annual equity-based compensation award at the time of grant (not including bonuses paid in equity in lieu of cash) shall not exceed: (i) with respect to the CEO - the higher of (v) 90% of his or her annual base salary or (w) 1% of the Company’s fair market value at the time of approval of the grant by the Board; and (ii) with respect to each of the other Executive Officers - the higher of (x) 80% of his or her annual base salary (y) 0.75% of the Company’s fair market value at the time of approval of the grant by the Board or (z) grant with a fair market value of not more than $400,000. The fair market value of the equity-based compensation for the Executive Officers (including directors) will be determined by multiplying the number of shares underlying the grant by the market price of Notable’s ordinary shares on or around the time of the grant or according to other acceptable valuation practices at the time of grant (e.g., Black-Scholes), in each case, as determined by the Compensation Committee and the Board.

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Arrangements Upon Change of Control

The Compensation Policy provides that the Company may grant the following benefits to the Executive Officers (in addition to, or in lieu of, the benefits applicable in the case of any retirement or termination of service) upon or in connection with a “Change of Control” or, where applicable, in the event of a Change of Control following which the employment of the Executive Officer is terminated or adversely adjusted in a material way:

●	acceleration of vesting of outstanding options or other equity-based awards;

●	extension of the exercise period of equity-based grants for the Company’s Executive Officers for a period of up to one (1) year, following the date of termination of employment;

●	up to an additional six (6) months of continued base salary and benefits following the date of termination of employment, or twelve (12) months in the case of the CEO; and

●	a cash bonus not to exceed 200% of the Executive Officer’s annual base salary in case of an Executive Officer other than the CEO and 250% in case of the CEO.

Changes

An Immaterial Change in the Terms of Employment of an Executive Officer other than the CEO may be approved by the CEO, provided that the amended terms of employment are in accordance with the Compensation Policy. An “Immaterial Change in the Terms of Employment” means a change in the terms of employment of an Executive Officer with an annual total cost to the Company not exceeding an amount equal to two (2) monthly base salaries of such employee.

Non-Employee Director Compensation

In order to provide the Company with flexibility to ensure that its Board compensation is commensurate with those of other similarly situated companies, the Compensation Policy provides that all of the non-employee Board members may be entitled to an annual cash fee retainer of up to $75,000 (and up to $125,000 for the chairperson of Notable’s Board or lead independent director), an annual committee membership fee retainer of up to $25,000, and an annual committee chairperson cash fee retainer of up to $40,000 (for the avoidance of doubt, the payment for the chairpersons would be in lieu of (and not in addition) to the payments referenced above for committee membership).

The Company conducted market research using Aon’s Radford Global Compensation Data Base to identify a peer group of 25-30 similarly situated clinical-stage, therapeutic development/life science public companies with revenues of less than $10 million, fewer than 50 employees and a market capitalization of less than $100 million.

The survey results reviewed by the Compensation Committee indicated that other than the annual retainer for members, which was in the bottom 10th percentile, all other cash compensation was above the 25th percentile for similarly situated companies. The Compensation Committee believes that in order to align the Board’s compensation with shareholder value, a greater emphasis on equity compensation is warranted. Accordingly, the Compensation Committee approved an increase of the annual retainer for the non-executive directors other than the chair from $35,000 to $40,000, and a reduction in the cash compensation for all other positions, as set forth in the below table.

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Cash Compensation

Members (other than non-executive chair)	$40,000
Annual retainer for non-executive chair	$68,750
Audit Committee:
Members (other than chair)	$5,625
Retainer for chair	$11,250
Compensation Committee:
Members (other than chair)	$3,750
Retainer for chair	$7,500
Nominating and Corporate Governance Committee:
Members (other than chair)	$3,750
Retainer for chair	$7,500

In special circumstances, such as in the case of a professional director, an expert director or a director who makes a unique contribution to the Company, such director’s compensation may be different than the compensation of all other directors and may be greater than the maximum amount set forth above.

In addition to their cash compensation, members of the Board may be entitled to reimbursement of expenses in connection with the performance of their duties.

Equity Compensation

Each non-employee member of the Board may be granted equity-based compensation. The total fair market value of a “welcome” or an annual equity-based compensation at the time of grant shall not exceed the higher of (i) $200,000 or (x) 1.0 of the Company’s fair market value at the time of approval of the grant by the Board. The Board anticipates making additional equity grants to each of its newly appointed Board members, other than the Chairman of the Board, of 40,247 restricted Ordinary Shares (in addition to the option to purchase 9,753 Ordinary Shares previously granted) and an equity grant of 65,247 restricted Ordinary Shares (in addition to the option to purchase 9,753 Ordinary Shares previously granted) to the Chairman of the Board, in accordance with the Compensation Policy. The foregoing grants are expected to vest in two equal annual installments from the date of grant.

All other terms of the equity awards will be in accordance with the Company’s incentive plans and other related practices and policies. Accordingly, the Board may, following approval by the Compensation Committee, make modifications to such awards consistent with the terms of such incentive plans, subject to any additional approval as may be required by the Companies Law. In addition, the Company may satisfy tax withholding obligations related to equity-based compensation granted to directors by net issuance, sale to cover or any other mechanism as determined by the Board from time to time.

Directors and Officers Liability Insurance

The Company may indemnify its directors and Executive Officers to the fullest extent permitted by applicable law, for any liability and expense that may be imposed on the director or the Executive Officer, as provided in the indemnity agreement between such individuals and the Company, all subject to applicable law and the Company’s articles of association. The Company will provide directors’ and officers’ liability insurance (the “Insurance Policy”) for its directors and Executive Officers as follows:

●	the limit of liability of the insurer shall not exceed the greater of $70 million, or 50% of the Company’s market cap (as reported on the main exchange where it is traded) within 5 trading days preceding the time of approval of the Insurance Policy by the Compensation Committee or Board; and

●	the Insurance Policy, as well as the limit of liability and the premium for each extension or renewal shall be approved by the Compensation Committee (and, if required by law, by the Board) which shall determine that the sums are reasonable considering the Company’s exposures, the scope of coverage and the market conditions and that the Insurance Policy reflects the current market conditions and that it shall not materially affect the Company’s profitability, assets or liabilities.

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Upon circumstances to be approved by the Compensation Committee (and, if required by law, by the Board), the Company is entitled to enter into a “run off” Insurance Policy (the “Run-Off Policy”) of up to seven (7) years, with the same insurer or any other insurance, as follows:

●	the limit of liability of the insurer shall not exceed the greater $70 million, or 50% of the Company’s market cap (as reported on the main exchange where it is traded) within 5 trading days preceding the time of approval of the Run-Off Policy by the Compensation Committee or Board; and

●	the Run-Off Policy, as well as the limit of liability and the premium for each extension or renewal shall be approved by the Compensation Committee (and, if required by law, by the Board) which shall determine that the sums are reasonable considering the Company’s exposures covered under such policy, the scope of coverage and the market conditions and that the Run-Off Policy reflects the current market conditions and that it shall not materially affect the Company’s profitability, assets or liabilities.

The foregoing overview is qualified in its entirety by refence to the full text of the proposed Compensation Policy, which is attached hereto as Annex B.

Proposed Resolution

We are proposing the adoption by our shareholders of the following resolution at the Meeting:

“RESOLVED, that the Compensation Policy for the Directors and Officers of Notable Labs, Ltd. attached as Annex B to this Proxy Statement, as approved by the Board of Directors of the Company, be, and hereby is, approved by the shareholders of the Company.”

Required Vote:

In addition, the approval of Proposal 4 requires that either of the following two voting requirements be met as part of the approval by an ordinary majority of shares present and voting thereon:

●	the majority voted in favor of the proposal includes a majority of the shares held by non-controlling shareholders or shareholders who do not have a personal interest in the approval of the proposal that is voted at the Meeting, excluding abstentions; or

●	the total number of shares held by non-controlling shareholders and disinterested shareholders (as described in the previous bullet-point) voted against the proposal does not exceed two percent (2%) of the aggregate voting rights in the Company.

The shareholders’ vote on this matter is binding under Israeli law and not merely advisory, unlike the “say-on-pay” votes found in some proxy statements for U.S. domestic companies.

Notwithstanding the foregoing, the Companies Law allows our compensation committee and our board to approve this Proposal even if at the Meeting the shareholders voted against it, provided that each of the Company’s compensation committee, and thereafter the board, determines to approve it, based on detailed arguments, and after having reconsidered the matter and concluded that such action is in the best interest of the Company.

Board Recommendation

The Board unanimously recommends a vote FOR the foregoing resolution approving the Compensation Policy.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals appropriate for consideration at the 2024 annual general meeting of shareholders must submit the proposal in proper form in a manner consistent with our Articles of Association.

We will provide notice of the date on which its 2024 annual general meeting of shareholders will be held in accordance with our Articles of Association and the Companies Law. In accordance with the Companies Law and regulations promulgated thereunder, any shareholder holding at least one percent of the outstanding voting rights of Notable may submit to Notable a proposed additional agenda item to Notable’s Annual general meeting of shareholders up to seven days after the publication of the notice of the meeting.

Householding of Proxy Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” materials for the Meeting. This means that only one copy of the Meeting materials is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions. The Company will promptly deliver a separate copy of any of these materials to you if you write to it at 320 Hatch Drive, Foster City, CA 94404, Attention: Secretary or call (408) 713-1104. If you want to receive separate copies of shareholder meeting materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address or telephone number.

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ADDITIONAL INFORMATION

The Company’s annual report for the year ended December 31, 2022, filed on Form 10-K on March 14, 2023, is available for viewing and downloading on the SEC’s website at www.sec.gov as well as under the Investor Relations section of the Company’s website at www.notablelabs.com.

By order of the Board of Directors:

Foster City, CA	Tuomo Pätsi
February 16, 2024	Chairman of the Board of Directors

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ANNEX A

NOTABLE LABS, LTD.

EMPLOYEE SHARE OWNERSHIP AND OPTION PLAN (2024)

TABLE OF CONTENTS

1.	Preamble.	A-2

2.	Administration of the Plan.	A-2

3.	Shares Subject to the Plan.	A-3

4.	Designation of Participants.	A-3

5.	Option Exercise Prices.	A-4

6.	Exclusivity of the Plan.	A-4

7.	Designation of Options Pursuant to Section 102.	A-4

8.	Grant of the Options and Issuance of the Shares to the Trustee.	A-5

9.	Option or Share Purchase Agreement; Termination of Engagement.	A-7

10.	Acceleration of an Option.	A-8

11.	Term of Options; Exercise.	A-9

12.	Reserved.	A-10

13.	Taxation.	A-10

14.	Rights as a Shareholder; Dividends.	A-11

15.	Rights and/or Benefits arising out of the Employee/Employer of Other Relationship and the Absence of an Obligation to Engage.	A-11

16.	Adjustments Upon Changes in Capitalization.	A-12

17.	Term, Termination and Amendment.	A-12

18.	Effectiveness of the Plan.	A-12

19.	Release of the Trustee from Liability and Indemnification.	A-12

20.	Governing Law and Dispute Resolution.	A-12

APPENDICES

Appendix A: US Appendix.

Appendix B: Notice of Exercise (Section 11.4).

A-1

1.	PREAMBLE

1.1.	This plan, as amended from time to time, shall be known as the “Notable Labs, Ltd. Employee Share Ownership and Option Plan (2024)” (the “Plan”). The purpose and intent of the Plan is to provide incentives to employees, directors, officers, service providers, consultants and/or advisors of the Company, the parent and/or of subsidiaries and/or of affiliated companies of the Company (each a “Related Company” and collectively, “Related Companies”) by providing them with the opportunity to purchase shares of the Company and by the grant of options to purchase Shares, awards of restricted Shares (“Restricted Shares”), Restricted Share Units (“RSUs”) and other Share-based Awards pursuant to the Plan (“Awards”).

The Plan is designed to comply with Section 102 of the Israeli Income Tax Ordinance (New Version), 1961, as amended from time to time, or any provision which may amend or replace it (the “Ordinance” and “Section 102”) and the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time (the “Rules”) and to enable the Company and grantees hereunder to benefit from Section 102 and the Rules and also to enable the Company to grant options and issue shares outside the context of Section 102. The Company, however, does not warrant that the Plan will be recognized by the income tax authorities or that future changes will not be made to the provisions of the law, regulations or the Rules, which are promulgated from time to time, or that any exemption or benefit currently available pursuant to Section 102 will not be abolished.

The Plan is further designed to enable the provision of incentives as set forth herein to grantees in jurisdictions other than the State of Israel, with respect to which the Board of Directors of the Company (the “Board”), in its sole discretion, shall determine the necessary changes to be made to the Plan and set forth the relevant conditions in the Agreements (as defined in Section 9 below) with the grantees in order to comply with the requirements of the tax regimes in any such other jurisdictions and its determination regarding these matters shall be final and binding. The provisions enabling the grant of Options that qualify as “incentive stock options” under Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as well as the provisions applicable to other Awards granted to eligible participants who are U.S. residents or subject to U.S. income tax, are attached hereto as Appendix A.

1.2.	Should any provision of Section 102, regulations thereunder or the Rules which apply to employees or any such other grantees as applicable under the provisions of Section 102 and the Rules, be amended, such amendment shall be deemed included in the Plan with respect to Awards granted or shares issued in the context of Section 102. Where a conflict arises between any section of the Plan, the Agreement or their application, and the provisions of any tax law, rule or regulations, including without limitation the Ordinance and/or the Rules, whether relied upon for tax relief or otherwise, the latter shall prevail, and the Board in its sole discretion shall determine the necessary changes to be made to the Plan and its determination regarding this matter shall be final and binding.

1.3.	In the event the Company’s shares should be registered for trading on the NASDAQ or on any other stock exchange, whether in Israel or abroad, the Awards and/or shares allotted in accordance with the Plan may be made conditional to any requirement or instruction of the stock exchange authorities or of any other relevant authority acting pursuant to applicable law as shall exist from time to time. In such case, by means of a Board resolution, the Plan and any agreements prepared pursuant hereto, may be amended as necessary to meet such requirements. In the event of a contradiction between any such amendment and the Plan and/or any agreement’s provisions, the amendment shall prevail.

2.	ADMINISTRATION OF THE PLAN

2.1.

The Plan shall be administered by the Board and/or by any committee of the Board so designated by the Board. Any subsequent references herein to the Board shall also mean any such committee if appointed and, unless the powers of the committee have been specifically limited by law or otherwise, such committee shall have all of the powers of the Board granted herein. Subject to Sections 5 and 17 and applicable law and without derogating from the generality of the foregoing, the Board shall have plenary authority to determine: (i) the terms and conditions (which need not be identical) of all grant of Awards (including, without limitation, the terms and conditions of the issuance of shares pursuant to the exercise thereof), including, without limitation, the purchase price of the shares covered by each Awards, (ii) the method of payment of the exercise price (whether by cash, check, consideration received by the Company by cashless exercise, deduction of salary or any combination of the foregoing), (iii) the individuals to whom, and the time or times at which, Awards shall be granted, (iv) the number of shares to be subject to each Award, (v) whether or not an Award shall be granted pursuant to Section 102, and if so, whether such Award be granted to a trustee under the Ordinance and the election of the “Ordinary Income Route” according to Section 102(b)(1) of the Ordinance or the “Capital Gains Route” according to Section 102(b)(2) of the Ordinance or otherwise (Awards granted either under the Ordinary Income Route or under the Capital Gains Route shall be referred to herein as “Approved 102 Awards”), or without a trustee according to Section 102(c) of the Ordinance (the “Unapproved 102 Awards”), (vi) when an Award can be exercised and whether in whole or in installments, (vii) and to make any other elections with respect to the Plan pursuant to applicable law.

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Subject to Section 17, the Board shall have plenary authority to construe and interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. All determinations and decisions of the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, grantees and their estates and beneficiaries.

2.2.	Any directive or notice signed by a member of the Board authorized therefore by the Board shall constitute conclusive proof and authority for every act or decision of the Company.

2.3.	No director or officer of the Company shall be personally liable or obligated to any grantee as a result of any decision made and/or action taken with respect to the Plan or its interpretation or execution.

3.	SHARES SUBJECT TO THE PLAN

The shares subject to the Plan shall be Ordinary Shares of the Company, par value NIS 0.35 each (the “Ordinary Shares”). The maximum number of shares that may be issued under the Plan is 4,000,000 (Four Million) Ordinary Shares, and such number shall be increased automatically: (i) on an annual basis on January 1 of each year (unless resolved otherwise by the Board of Directors), such that the number of shares issuable under the Plan shall equal 35% of the Company’s issued and outstanding share capital on a fully diluted basis; and (ii) in the event that any Ordinary Shares would have otherwise returned to the Company’s employee share ownership and option plans of 2000, 2011 and 2014, such Ordinary Shares shall be added to this Plan; and (iii) may be further adjusted in accordance with Section 17. Such shares may be in whole or in part, as the Board shall from time to time determine and subject to applicable law, authorized and un-issued Ordinary Shares or issued and fully paid Ordinary Shares which shall have been purchased by the trustee hereunder with funds provided by the Company or reacquired by the Company, subject to applicable law. If any Award granted under the Plan shall expire, terminate or be canceled for any reason without having been exercised in full, such shares subject thereto shall again be available for the purposes of the Plan. Upon termination of the Plan, any such shares which may remain un-issued and which are not subject to outstanding options shall cease to be reserved for the purposes of the Plan.

4.	DESIGNATION OF PARTICIPANTS

4.1.	The persons eligible for participation in the Plan as grantees shall include any employee, director, office holder, service provider, consultant and/or advisors of the Company or any Related Company or any other person or entity so designated by the Board, provided that for the purpose of the Israeli tax law, Israeli Employees (as defined herein) may only be granted Awards under Section 102 of the Ordinance; and Israeli Non-Employees (as defined below) may only be granted Awards under Section 3(9) of the Ordinance.

For the purpose of this Section:

“Israeli Employee” shall mean a person who is employed by the Company or its Related Company, which is an “employing company” within the meaning of Section 102(a) of the Ordinance, including an individual who is serving as a director or an office holder, but excluding Controlling Shareholder, who is an Israeli resident or deemed to be an Israeli resident for the payment of tax.

“Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

“Israeli Non-Employees” shall mean a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Israeli Employee, who is an Israeli resident or deemed to be an Israeli resident for the payment of tax.

4.2.	The grant of an Award hereunder shall neither entitle the grantee to participate nor disqualify the grantee from participating in, any other grant of Awards pursuant to the Plan or any other incentive plan of the Company or any Related Company.

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4.3.	Anything in the Plan to the contrary notwithstanding, all grants of Awards to directors and office holders shall be authorized and implemented in accordance with the provisions of the Israeli Companies Law 5759-1999 or any successor act or regulation, as in effect from time to time.

5.	EXERCISE PRICE

5.1.	The consideration to be paid by a grantee for each share purchased by exercising an Award (the “Exercise Price”) shall be as determined by the Board or set forth in the grantee’s Agreement, provided that the Exercise Price shall not be less than the nominal value of the shares subject to the Award.

5.2.	The Exercise Price shall be payable upon the exercise of the Award in a form satisfactory to the Board, including without limitation, by cash or check, cashless, deduction of salary or any other method of payment all as shall be determined by the Board. The Board shall have the authority to postpone the date of payment on such terms as it may determine.

6.	EXCLUSIVITY OF THE PLAN

The adoption of this Plan, by itself, shall not be construed as amending, modifying or rescinding any incentive arrangement previously approved by the Board or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

7.	DESIGNATION OF AWARDS PURSUANT TO SECTION 102

7.1.	The Company may designate options granted to Israeli Employees pursuant to Section 102 as Unapproved 102 Awards or Approved 102 Awards.

7.2.	The grant of Approved 102 Awards shall be made under this Plan adopted by the Board, and shall be conditioned upon the approval of this Plan by the ITA.

7.3.	Approved 102 Awards may either be classified as Capital Gain Option (“CGO”) or Ordinary Income Option (“OIO”).

7.4.	Approved 102 Awards elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as CGO.

7.5.	Approved 102 Awards elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as OIO.

7.6.	The Company’s election of the type of Approved 102 Awards as CGO or OIO granted to Israeli Employees (the “Election”), shall be appropriately filed with the ITA before the date of grant of an Approved 102 Award. Such Election shall become effective beginning the first date of grant of an Approved 102 Award under this Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected, and shall apply to all grantees who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards or any other Awards simultaneously.

7.7.	For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and the regulations promulgated thereunder.

7.8.	With regards to Approved 102 Awards, the provisions of the Plan and/or the Agreement (as defined herein) shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Agreement, shall be considered binding upon the Company and the grantees.

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7.9.	All Approved 102 Awards must be held in trust by a trustee appointed by the Board and approved by the Israeli Income Tax Authorities (the “Trustee” and the “ITA” respectively) in accordance with the provisions of Section 102(a) of the Ordinance. The Trustee shall have all the powers provided by law, including, without limitation, the Ordinance, Section 102 and the Rules, the trust agreement with the Company and the Plan and shall act pursuant to the provisions thereof, as they shall apply from time to time.

The Board shall be entitled to replace the Trustee and/or to nominate another person to serve as a Trustee in lieu of the existing Trustee at its sole discretion, subject to applicable law, and that the new Trustee shall have the same powers and authority which this Plan grants the Trustee.

7.10.	All Approved 102 Awards including, without limitation, the shares issued pursuant thereto, and all rights deriving from or in connection therewith, including, without limitation, any bonus shares (including share dividends) issued in connection therewith, shall be issued by the Company in the name of the Trustee on behalf of the grantee and the share certificates representing any shares issued pursuant to options exercised hereunder, shall be issued by the Company in the name of the Trustee in trust for the designated grantee and shall be deposited with the Trustee, held by the Trustee and registered in the Trustee’s name in the register of shareholders of the Company for such period as determined by the Board but, in the case of Approved 102 Awards, not less than the period set forth therein or otherwise required, or approved, with respect thereto pursuant to Israeli law, regulations promulgated thereunder, the Ordinance, Section 102 or the Rules, as shall be in effect from time to time (the “Restriction Period”) and the same tax route pursuant to Section 102 shall apply thereto. Furthermore, Approved 102 Awards granted or shares issued pursuant to such Approved 102 Awards shall not be sold or transferred until the end of the Restriction Period, unless otherwise allowed or determined by the Israeli tax authorities. Notwithstanding the above, if any such sale or transfer occurs during the Restriction Period, the sanctions under Section 102 of the Ordinance and under the Rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such grantee.

7.11.	Notwithstanding anything to the contrary, the Trustee shall not release any shares allocated or issued upon exercise of Approved 102 Awards prior to the full payment of the grantee’s tax liabilities arising from Approved 102 Awards which were granted to the Trustee and/or any shares allocated or issued upon exercise of such Awards.

7.12.	For as long as any shares are held by the Trustee or registered in Trustee’s name or for as long as the certificates representing any shares are held by the Trustee, the Trustee alone shall be entitled to receive every notice to which a shareholder is entitled, or to demand any information and any financial and/or other report to which a shareholder is entitled from the Company, and shall be entitled to exercise every other right of the shareholders vis-a-vis the Company.

7.13.	Subject to applicable law, shares registered in the Trustee’s name shall be represented at all meetings of shareholders of the Company and in accordance with the instructions of the grantees on whose behalf they are held and in the absence of such instructions they shall abstain.

7.14.	Each Approved 102 Award will be subject to the Israeli index base of the Value of Benefit, as defined in Section 102(a) of the Ordinance, as determined by the Board in its discretion, pursuant to the Rules, from time to time. In the event that the Company effects a public offering of its shares in any stock exchange outside of Israel, the Board may amend retroactively the Israeli index base, pursuant to the Rules, without the grantee’s consent.

8.	DESIGNATION OF OTHER AWARDS

8.1	The Company may designate Awards granted to Israeli Non Employees as Options under Section 3(9) of the Ordinance (“3(9) Options”) and such Awards shall be subject to the terms and conditions set forth in Section 3(9) of the Ordinance and the regulations promulgated thereunder. To the extent required by the Ordinance or the ITA or otherwise deemed by the Board prudent or advisable, the 3(9) Option granted pursuant to the Plan shall be issued to a Trustee nominated by the Administrator in accordance with the provisions of the Ordinance. In such event, the Trustee shall hold such Options or underlying shares in trust, until exercised by the grantee, pursuant to the Company’s instructions from time to time as set forth in a trust agreement, which will have been entered into between the Company and the Trustee. If determined by the Board or the Administrator, and subject to such trust agreement, the Trustee shall be responsible for withholding any taxes to which a grantee may become liable upon the exercise of Options.

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8.2	Designation of Awards as Restricted Shares

The Board may award Restricted Shares to any eligible grantee, including to the Trustee on behalf of the grantee under Section 102 of the Ordinance according to an agreement to be approved by the Board and pursuant to the following:

I. Restricted Shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution (in which case they shall be transferred subject to all restrictions then or thereafter applicable thereto), until such restricted shares shall have vested (the period from the date of the Award until the date of vesting of the Restricted Share thereunder being referred to herein as the “Restricted Period”). The Board may also impose such additional or alternative restrictions and conditions on the Restricted Shares, as it deems appropriate, including the satisfaction of performance criteria. Certificates for shares issued pursuant to Restricted Share Awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares in contravention of such restrictions shall be null and void and without effect.

II. Subject to such exceptions as may be determined by the Board, if the grantee’s continuous employment with or service to the Company or any Related Company shall terminate for any reason prior to the expiration of the Restricted Period of an Award or prior to the payment in full of the purchase price of any Restricted Shares with respect to which the Restricted Period has expired, any Shares remaining subject to vesting or with respect to which the purchase price has not been paid in full, shall thereupon be forfeited and shall be deemed transferred to, and reacquired by, or cancelled by, as the case may be, the Company or a Related Company in consideration for their nominal value subject to all applicable laws. Upon forfeiture of Restricted Shares, the grantee shall have no further rights with respect to such Restricted Shares.

8.3	Designation of Awards as Restricted Shares Units

An RSU is an Award covering a number of shares that is settled by issuance of those shares. The Board may award Restricted Shares to any eligible grantee, including to the Trustee on behalf of the grantee under Section 102 of the Ordinance according to an agreement to be approved by the Board (“Restricted Share Unit Agreement”) and pursuant to the following:

I. Other than the nominal value of the shares, no payment of cash shall be required as consideration for RSUs. RSUs may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Unit Agreement.

II. Without limitation of Section 14, no voting or dividend rights as a shareholder shall exist prior to the actual issuance of shares in the name of the grantee. Notwithstanding anything else in the Plan (as may be amended from time to time) to the contrary, unless otherwise specified by the Board, each RSU shall be for a term of seven (7) years. Each Restricted Share Unit Agreement shall specify its term and any conditions on the time or times for settlement, and provide for expiration prior to the end of its term in the event of termination of grantee’s employment with or service to the Company or any Related Company, and may provide for earlier settlement in the event of the grantee’s death, disability or other events.

III. Settlement of vested RSUs shall be made in the form of shares. Distribution to a grantee of an amount (or amounts) from settlement of vested RSUs can be deferred to a date after settlement as determined by the Board. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until the grant of RSUs is settled, the number of such RSUs shall be subject to adjustment pursuant hereto.

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8.4	Other Share or Share Based Awards

The Board may grant other Awards under the Plan pursuant to which shares, cash or a combination thereof, are or may in the future be acquired or received, or Awards denominated in units, including units valued on the basis of measures other than market value. The Board may also grant share appreciation rights without the grant of an accompanying option, which rights shall permit the grantees to receive, at the time of any exercise of such rights, cash equal to the amount by which the Fair Market Value of all shares in respect to which the right was granted exceeds the exercise price thereof. The Board may, and it is hereby deemed to be an Award under the terms of the Plan, grant to a grantee (including Israeli Employees) the opportunity to purchase shares of the Company in connection with any public offerings of the Company’s securities. Such other Share-based Awards may be granted alone, in addition to, or in tandem with any Award of any type granted under the Plan and must be consistent with the purposes of the Plan.

9.	STANDARD AGREEMENT; TERMINATION OF ENGAGEMENT

Unless otherwise determined by the Board, every grantee shall be required to sign an Award agreement or other document as shall be determined by the Board, in the form approved by the Board from time to time (the “Agreement”). Each Agreement shall provide the vesting schedule, Exercise Price, term, and additional provision for the Award as determined by the Board.

The Agreement need not be identical with respect to each grantee. The following terms, however, shall apply to all Awards, and, mutatis mutandis, shares, unless otherwise determined by the Board or set forth in the grantee’s Agreement:

9.1.	The Exercise Price shall be paid by the grantee to the Company no later than the date of exercise of the Award. The Board shall have the authority to postpone the date of payment on such terms as it may determine.

9.2.	The Award and/or the right to the Award and/or to the shares are personal and except insofar as is specified in this Plan, and, where applicable, subject to Section 102 and the Rules, may not be transferred, assigned, pledged, withheld, attached or otherwise charged either voluntarily or pursuant to any law, except by way of transfer pursuant to the laws of inheritance or as otherwise determined by the Board, and no power of attorney or deed of transfer, whether the same has immediate effect or shall take effect on a future date, shall be given with respect thereto. During the lifetime of the grantee the Award may only be exercised by the designated grantee or, if granted to the Trustee, by the Trustee on behalf of the designated grantee. A note as to the provisions of this sub-section or a legend may appear on any document which grants the option and in particular in the Agreement, and also on any share certificate.

9.3.	The right to exercise the option is granted to the Trustee on behalf of the grantee and shall be subject to a vesting schedule, and may be further subject to any performance goals and measurements as may be determined by the Board. Unless otherwise determined by the Board, vesting shall be in installments, gradually over a period of 4 (four) years from the date of grant of the Award or such other period or periods as determined by the Board as follows: 1/4 upon the first anniversary of the grant and 1/16 upon the end of each subsequent quarter over the course of the following three (3) years (“Vesting Periods”), provided that, unless otherwise determined by the Board or set forth in the respective Agreement, upon each of such vesting dates the grantee continues to be employed by, or provide services to, or serve as a director or officer of the Company or a Related Company on a continual basis from the date of the grant thereof.

9.4.	In addition, during each of the Vesting Periods, the Award may be exercised in relation to all or part of the shares allocated for any previous Vesting Period in which the Award was not fully exercised, provided, subject to the provisions of Section 9.6 hereof, that at the time of the exercise of the Award the grantee has continued to be employed by, or provide services to or serve as a director or officer of the Company or a Related Company on a continual basis from the date of the grant thereof and until the date of their exercise. After the end of the Vesting Periods and during the balance of the Award period, the Award may be exercised, from time to time, in relation to all or part of the shares which have not at that time been exercised and which remain subject to the Award, subject to the provisions of Section 9.6 hereof and to any condition in the Agreement, including, without limitation, with respect to a minimum number of shares with respect to which the Award may be exercised and any provision which determines the number of times that the Trustee may send the Company notice of exercise on behalf of the grantee in respect of the Award. Without derogating from any discretionary authority granted to the Board under the Plan, the Board shall be entitled at any time to shorten the vesting schedule or any Vesting Period.

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9.5.	The Board may determine at its sole discretion, that any grantee shall be entitled to receive the Award or the shares, through the Trustee, pursuant to the provisions of this Plan or, subject to the provisions of Section 102, as applicable, directly in the name of the grantee, immediately upon execution of the Agreement or on such other date or dates as the Company has undertaken towards such grantee. The Board shall be entitled, subject to applicable law and the terms of the respective Agreement to repurchase the shares from the grantee.

9.6.	Termination of Engagement

9.6.1. Unless otherwise determined by the Board and/or set forth in grantee’s Agreement, if the engagement of a grantee is terminated or if he ceases to serve as an officer or director of the Company or a Related Company (as the case may be) prior to the complete exercise of an Award, (a) by reason of death or disability (as determined by the Board in its absolute discretion), the Award shall remain exercisable for a period of one (1) year following such termination (but only to the extent exercisable at termination of engagement or appointment, as the case may be, and not beyond the scheduled expiration date); (b) by reason of retirement, pursuant to applicable law with the approval of the Board, the Award shall remain exercisable for a period of one hundred and eighty (180) days following such termination (but only to the extent exercisable at termination of engagement or appointment, as the case may be, and not beyond the scheduled expiration date); and (c) for any other reason other than for Cause, the Award shall remain exercisable for a period of ninety (90) days following the earlier of such termination or notice of termination (but only to the extent exercisable at the earlier of termination or notice of termination of engagement or appointment, as the case may be, and not beyond the scheduled expiration date); or (d) for Cause (as such term is defined below), as shall be determined by the Board, all Awards held by or on behalf of such grantee shall immediately expire upon the earlier of such termination or notice of termination.

For purposes hereof, the term “Cause” shall mean any of (i) a material breach by the grantee of the grantee’s obligations under any agreement with the Company or any Related Company (including breach of material confidentiality, non-competition or non-solicitation covenants) or of any material duty of the Grantee to the Company or any Related Company thereof; (ii) the commission by the grantee of an act of fraud or embezzlement against the Company or any Related Company or the willful taking of action injurious to the business or prospects of the Company or any Related Company; (iii) the conviction of the grantee of a felony; and (iv) the grantee’s involvement in an act or omission which constitutes breach of trust between the grantee and the Company or any Related Company.

The Board may determine whether any given leave of absence constitutes a termination of employment engagement or appointment, as applicable. Awards awarded under this Plan shall not be affected by any change of employment or engagement, as applicable, so long as the grantee continues to be an employee, director, officer, service provider, consultant and/or advisor of the Company or a Related Company (as the case may be).

9.6.2 With respect to Unapproved 102 Awards, if the grantee ceases to be engaged by the Company or any Related Company, the grantee shall extend to the Company and/or its Related Company a security or guarantee for the payment of tax due at the time of sale of shares, all in accordance with the provisions of Section 102 and the Rules, regulation or orders promulgated thereunder.

9.6.3 Notwithstanding the foregoing, the Board may, in its absolute discretion but subject to Section 11.1, extend the period of exercise of an Award by a grantee or grantees for such time as it shall determine either with or without conditions.

10.	ACCELERATION OF AN AWARD

10.1.	Unless so determined by the Board or set forth in the applicable Agreement, in the event of a liquidation, dissolution or winding-up of the Company, or a Significant Event, in which the surviving corporation or the controlling person or entity, as applicable, does not assume or substitute the outstanding options held by or for the benefit of any grantee and which have not yet vested, then notwithstanding anything to the contrary herein, upon the consummation of the applicable event, any unexercised portion of such outstanding Awards and any unvested Restricted Shares or RSUs shall expire.

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10.2.	The Board shall determine, at its absolute discretion, whether outstanding Awards held by or for the benefit of any grantee and which have not yet vested, have been assumed or substituted and whether any acceleration shall be applicable.

10.3.	Each of the following shall be a “Significant Event”: (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, other than a transaction in which the holders of Ordinary Shares (on an as converted basis) immediately prior thereto have the same, or substantially similar, proportionate ownership of Ordinary Shares (on an as converted basis) of the surviving corporation immediately after the transaction and a transaction in which the holders of Ordinary Shares (on an as converted basis) immediately prior thereto own a majority of the voting power of the surviving corporation; or (b) any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets or all or substantially all of the outstanding and issued shares of the Company; or (c) any person or group other than the Company making a tender offer or exchange offer to acquire any Ordinary Shares (or securities convertible into Ordinary Shares) for cash, securities or any other consideration, provided that: (i) (y) at least a portion of such securities sought pursuant to the offer in question is acquired; and (z) after consummation of such offer, the person in question is the beneficial owner, directly or indirectly, of 20% or more of the outstanding Ordinary Shares; or (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the entire Board ceasing for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s shareholders, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

11.	TERM OF AWARDS EXERCISE

11.1.	The term of each Award shall be for such period as the Board shall determine, but not more than 10 (ten) years from the date of grant thereof or such shorter period as is prescribed in Section 9.6 hereof, provided, however, that in the case of Options granted subject to the terms of the US Appendix, such period shall not exceed the period specified in the US Appendix.

11.2.	A grantee who desires that the Trustee exercise an Award granted to the Trustee on his behalf shall so instruct the Trustee in writing in the form annexed hereto as Appendix B or in such other form as shall be approved by the Board from time to time. The notice shall be accompanied by payment of the full Award Exercise Price of such shares as provided in the Agreement.

11.3.	As a condition for the exercise of the Award, the grantee shall pay, or otherwise make arrangements to the Company’s satisfaction, for the payment of the tax and other obligatory payments applicable to him (including all sums payable arising out of or in connection with the Company’s obligation to deduct tax and other obligatory payments at source) pursuant to applicable law and the provisions of the Plan.

11.4.	Upon receipt of all the requisite documents, approvals and payments from the grantee, including sufficient proof of payment or other arrangement with respect to the payment of any applicable taxes in form satisfactory to the Company and the Trustee, the Trustee shall deliver a copy of the notice to the Company whereupon the Company shall allot the shares in the name of the Trustee.

11.5.	A grantee who desires to exercise an Award granted directly to the grantee (and not through the Trustee), subject to the approval of the Board, shall so notify the Company in writing in such form as shall be prescribed by the Board from time to time. As a condition for the exercise of the Award, the grantee shall pay or otherwise make arrangements, to the Company’s satisfaction, for the payment of the tax and other obligatory payments applicable to him (including all sums payable by the Company arising out of its obligation to deduct tax and other obligatory payments at source) pursuant to applicable law and the provisions of the Plan. Upon receipt of all the requisite documents, approvals and payments from the grantee, including sufficient proof of payment or other arrangement with respect to the payment of any applicable taxes in form satisfactory to the Company, the Company shall allot the shares in the name of the grantee.

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11.6.	Without limiting the foregoing, the Board may, with the consent of the grantee, from time to time cancel all or any portion of any option then subject to exercise, and the Company’s obligation in respect of such Award may be discharged by: (i) payment to the grantee or to the Trustee on behalf of the grantee of an amount in cash equal to the excess, if any, of the Fair Market Value of the relevant shares at the date of such cancellation subject to the portion of the Award so canceled over the aggregate Exercise Price of such shares; (ii) the issuance or transfer to the grantee or to the Trustee on behalf of the grantee of shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess; or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board in its sole discretion.

For purposes hereof, the “Fair Market Value” of an Ordinary Share as of a particular date shall mean: (i) if the shares are listed on any securities exchange, the average closing sales price per Share on the securities exchange (including, if applicable, The NASDAQ Stock Market) on which the Shares are principally traded over the thirty (30) trading day period preceding the subject date; (ii) if the shares are then quoted in an over-the-counter market, the average of the closing bid and asked prices for the Shares in that over-the-counter market during the thirty (30) trading day period preceding the subject date; (iii) if the shares are not then listed on a securities exchange or quoted in an over-the-counter market, such value as the Board, in its sole discretion, shall determine, with full authority to determine the method for making such determination and which determination shall be conclusive and binding on all parties, and shall be made after such consultations with outside legal, accounting and other experts as the Committee may deem advisable. The Board shall maintain a written record of its method of determining such value. If the shares are listed or quoted on more than one established stock exchange or over-the-counter market, the Board shall determine the principal such exchange or market and utilize the price of the shares on that exchange or market (determined as per the method described in clauses (i) or (ii) above, as applicable) for the purpose of determining Fair Market Value.

12.	RESERVED

13.	TAXATION

13.1.	General

Subject to applicable law, the grantee shall be liable for all taxes, duties, fines and other payments which may be imposed by the tax authorities (whether in Israel or abroad) and for every obligatory payment of whatever source in respect of the Awards, the shares (including, without limitation, upon the grant of Awards, the exercise of the Awards, the sale of the shares or the registration of the shares in the grantee’s name) or dividends or any other benefit in respect thereof and/or for all charges which shall accrue to the grantee, the Company, any Related Company and/or to the Trustee in connection with the Plan, the Awards and/or the shares, or any act or omission of the grantee or the Company in connection therewith or pursuant to any determination of the applicable tax or other authorities.

13.2.	Deduction at Source

The Company (including any Related Company) and/or the Trustee shall have the right to withhold or require the grantee to pay an amount in cash or to retain or sell without notice Ordinary Shares in value sufficient to cover any tax or obligatory payment required by a governmental entity administrative authority to be withheld or otherwise deducted and paid with respect to the Awards or the shares subject thereto (including, without limitation, upon their grant, exercise or sale or the registration of Shares in the grantee’s name) or with respect to dividends or any other benefits in respect thereof (“Withholding Tax”), and to make payment (or to reimburse itself or himself for payment made) to the appropriate tax or other authority of an amount in cash equal to the amount of such Withholding Tax. Notwithstanding the foregoing, the grantee shall be entitled to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Company and/or the Trustee with funds sufficient to enable the Company and/or the Trustee to pay such Withholding Tax.

13.3.	Certificate of Authorization of Assessing Officer

The Company (including any Related Company) or the Trustee shall at any time be entitled to apply to the assessing officer, and in the case of a grantee abroad, to any foreign tax authority, for receipt of their certificate of authorization as to the amount of tax which the Company or any Related Company or the grantee or the Trustee is to pay to the tax authorities resulting from granting the options or allotting the shares, or regarding any other question with respect to the application of the Plan.

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14.	RIGHTS AS A SHAREHOLDER; DIVIDENDS

14.1.	A grantee shall have no rights as a shareholder of the Company with respect to any shares covered by an Award until the grantee shall have exercised the Award (in the case of an option or similar Award), paid the exercise price (to the extent applicable) and become the record holder of the subject shares. In the case of Approved 102 Awards or 3(9) Awards (if such Awards are being held by a Trustee), the Trustee shall have no rights as a shareholder of the Company with respect to the shares covered by such Award until the Trustee becomes the record holder for such shares for the grantee’s benefit, and the grantee shall have no rights as a shareholder of the Company with respect to the shares covered by the Award until the date of the release of such shares from the Trustee to the grantee and the transfer of record ownership of such shares to the grantee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date on which the grantee or Trustee (as applicable) becomes the record holder of the Shares covered by an Award.

14.2.	With respect to all Awards issued in the form of shares hereunder or upon the exercise of Awards hereunder, any and all voting rights attached to such shares shall be subject to Section 8.9, and the grantee shall be entitled to receive dividends distributed with respect to such shares, subject to the provisions of the Company’s Articles of Association, as amended from time to time, and subject to any applicable law.

14.3.	The Company may, but shall not be obligated to, register or qualify the sale of shares under any applicable securities law or any other applicable law

15.	RIGHTS AND/OR BENEFITS ARISING OUT OF THE EMPLOYEE/ EMPLOYER OR OTHER RELATIONSHIP AND THE ABSENCE OF AN OBLIGATION TO ENGAGE

15.1.	Other than with respect to social security payments if required to be made by the Company or a Related Company as a result of its choice of the tax treatment of the options pursuant to Section 102, no income or gain which shall be credited to or which purports to be credited to the grantee as a result of the Plan, shall in any manner be taken into account in the calculation of the basis of the grantee’s entitlements from the Company or any Related Company or in the calculation of any social welfare right or other rights or benefits arising out of the employee/employer relationship between the parties or any other engagement by the Company of the grantee. If, pursuant to any law, the Company or any Related Company shall be obliged for the purposes of calculation of the said items to take into account income or gain actually or theoretically credited to the grantee, the grantee shall indemnify the Company or any Related Company, against any expense caused to it in this regard.

15.2.	Nothing in the Plan shall be interpreted as obliging the Company or any Related Company to employ or otherwise engage the grantee and nothing in the Plan or any option granted pursuant thereto shall confer upon any grantee any right to continue in the employment (or other engagement or appointment, as applicable) of the Company or any Related Company or restrict the right of the Company or any Related Company to terminate such employment (or other engagement or appointment, as applicable) at any time. The grantee shall have no claim whatsoever against the Company or any Related Company as a result of the termination of his employment (or other engagement or appointment, as applicable), including, without limitation, any claim that such termination causes any Awards to expire or otherwise terminate and/or prevents the grantee from exercising the Awards and/or from receiving or retaining any shares pursuant to any agreement between him and the Company, or results in any loss due to an early imposition, or earlier than anticipated imposition, of tax or other liability pursuant to applicable law.

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16.	ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

Notwithstanding any other provisions of the Plan, the Board shall take such actions, if any, as it deems appropriate for the adjustment of the number and class of shares subject to each unexercised or unvested option, changes in the outstanding share capital of the Company by reason of any stock dividend (bonus shares), share split, recapitalization, combination, exchange of shares, merger, consolidation, liquidation, split-up, split-off, spin-off or other similar change in capitalization. Upon the occurrence of any such event, the Board may make any adjustments it deems appropriate, including in the aggregate number and class of shares available under the Plan, and the Board’s determination in this regard shall be conclusive.

17.	TERM, TERMINATION AND AMENDMENT

Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted after, the tenth (10th) anniversary of the date the Plan is adopted by the Board. The Board may at any time terminate, modify or amend the Plan in such respects as it shall deem advisable. Notwithstanding, any amendment with respect to the maximum number of shares that may be issued under the Plan or extension of the term of the Plan shall be made solely by the Shareholders of the Company. Awards granted prior to termination of the Plan may, subject to the terms of the Plan and any Agreement, be exercised thereafter. Unless otherwise provided for herein or in the Agreement, any amendment or modification of the Plan shall be deemed included in the Plan with respect to Awards granted or shares issued hereunder from time to time, provided, that, except as otherwise provided for herein, no amendment or modification of the Plan may, without the consent of the grantee to whom any Award shall theretofore have been granted, adversely affect the rights of such grantee under such Award.

18.	EFFECTIVENESS OF THE PLAN

The Plan shall become effective upon approval by the Company’s shareholders.

19.	RELEASE OF THE TRUSTEE FROM LIABILITY AND INDEMNIFICATION

In no event shall the Trustee be liable to the Company and/or any grantee under the Plan and/or any third party (including without prejudice to the generality of the foregoing, to the income tax authorities and any other governmental or administrative authority), or to a purchaser of shares from any grantee with respect to any act or omission which has been or will be carried out in relation to the Plan, its execution and any matter connected thereto or arising therefrom, other than willful misconduct or omission. The grantee will be required to covenant upon signing the Agreement that he/she will not, make any claim against the Trustee in any manner whatsoever and on any ground whatsoever and they expressly agree that if the Trustee are sued by such grantee, then the Trustee shall be entitled by virtue of this Section alone to apply to the court for dismissal of the action against them with costs. The Company covenants and agrees that if an action is commenced by any third party against the Trustee it shall be entitled, without any objection on the Company’s part to join the Company as a third party to any action and a judgment against them will be paid by the Company.

The Company covenants and the grantee will be required to covenant to indemnify the Trustee against any liability in relation to any claim and/or demand made against the Trustee by any person whatsoever, including the tax authorities, in relation to their acts or omissions in connection with the Plan, other than willful misconduct.

20.	GOVERNING LAW AND DISPUTE RESOLUTION

The Plan and all instruments issued thereunder shall be governed by and construed in accordance with the laws of the State of Israel.

Any dispute or disagreement which shall arise in connection with the under Plan and all instruments issued thereunder or as a result of any grant of options or issuance of shares thereunder shall be determined by the Board, or any committee designated by the Board, in its sole discretion and judgment and that any such determination and any interpretation by the Board or any such committee of the Plan and all instruments issued thereunder shall be final and shall be binding and conclusive for all purposes. In making any such determination or interpretation the Board or any such committee shall not be bound by the rules of procedure or evidence and shall not be required to give any reasons therefore. No member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

Subject to the foregoing, the competent courts in the Tel-Aviv district shall have exclusive jurisdiction with respect to any matter or conflict with respect thereto.

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Appendix A

US Appendix

NOTABLE LABS, LTD.

U.S. APPENDIX TO THE

NOTABLE LABS, LTD.

EMPLOYEE SHARE OWNERSHIP AND OPTION PLAN (2024)

SECTION 1. GENERAL PURPOSE OF THE APPENDIX; DEFINITIONS

In connection with the Notable Labs, Ltd. Employee Share Ownership and Option Plan (2024) (the “Plan”), this U.S. Appendix to the Plan (the “Appendix”) shall apply for purposes of all Awards granted under the Plan to employees, directors, and other individuals providing services to the Company or its Subsidiaries who reside in the United States or are otherwise subject to U.S. income tax law (collectively, the “U.S. Participants”). Notwithstanding anything set forth in the Plan, in connection with U.S. Participants, the provisions of this Appendix shall supersede and govern in the case of any inconsistency between the provisions of this Appendix and the provisions of the Plan. All capitalized terms, to the extent not defined herein, shall have the meanings set forth in the Plan.

The following terms shall be defined as set forth below:

“Effective Date” means the date the Appendix is effective in accordance with Section 11.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Exercise Price” means the price payable by the U.S. Participant for each Ordinary Share in respect of which an Option is granted as determined in accordance with Section 4(a)(i) (subject to adjustment pursuant to Section 2(b) of this Appendix and the Plan).

“Fair Market Value” of an Ordinary Share shall have the meaning set forth in the Plan except that the Fair Market Value shall be determined based on the price of the Ordinary Shares on the subject date rather than based on the average price over the thirty (30) trading day period preceding the subject date.

“Grant Date” means the date that the Board designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Board approval.

“Incentive Stock Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

“Option” means any Option to purchase Ordinary Shares granted pursuant to this Appendix.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means a relationship as a U.S. Participant.

“Subsidiary” means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock.

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“Ten Percent Shareholder” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all share capital of the Company or any parent of the Company or any Subsidiary.

SECTION 2. ORDINARY SHARES ISSUABLE UNDER THE PLAN

(a) Limits under the Appendix. Subject to the maximum number of Ordinary Shares reserved and available for issuance under the Plan and applicable law, the Board shall set the maximum number of Ordinary Shares that may be issued in the form of Incentive Stock Options and, in the absence of such designation by the Board the number available in the form of Incentive Stock Options shall be the maximum number of Ordinary Shares reserved to the Plan, subject to adjustment as provided in Section 16 of the Plan.

(b) Changes in Ordinary Shares. In the circumstances described in Section 16 of the Plan, the Board shall make an appropriate and proportionate adjustment in (i) the maximum number of Ordinary Shares that may be issued as Incentive Stock Options under the Appendix, (ii) the number of Options that may be granted to any one individual grantee in any calendar year period, (iii) the number and kind of Ordinary Shares or other securities subject to any then outstanding Awards under the Appendix, (iii) the repurchase price, if any, per Restricted Share, and (iv) the Exercise Price for each Share subject to any then outstanding Options under the Appendix, without changing the aggregate Exercise Price (i.e., the Exercise Price multiplied by the number of Options) as to which such Options remain exercisable.

SECTION 3. ELIGIBILITY

The individuals eligible to receive Awards under the Appendix shall be U.S. Participants designated by the Board of Directors, in its sole discretion, provided, however, that Awards shall be granted only to those individuals described in Form S-8 under the Securities Act. Incentive Stock Options shall not be granted to any individual who is not an employee of the Company or a Subsidiary, as required pursuant to Section 424 of the Code.

SECTION 4. OPTIONS

Upon the grant of an Option, the Company and the U.S. Participant shall enter into an Agreement. The terms and conditions of each such Agreement shall be determined by the Board, and such terms and conditions may differ among individual Options and U.S. Participants.

Options granted under the Appendix may be either Incentive Stock Options or Nonqualified Stock Options, as determined by the Board. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Nonqualified Stock Option.

(a) Terms of Options. The Board in its discretion may grant Options to U.S. Participants who meet the eligibility requirements of Section 3. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Appendix and the Plan, as the Board shall deem desirable.

(i) Exercise Price. The Exercise Price per share for the Ordinary Shares covered by an Option shall be determined by the Board at the time of grant but shall not be less than 100 percent of the Fair Market Value of such Ordinary Shares on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Shareholder, the Exercise Price per share for the Ordinary Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value of such Ordinary Shares on the Grant Date.

(ii) Option Term. The term of each Option shall be fixed by the Board, but no Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Shareholder, the term of such Option shall be no more than five years from the Grant Date.

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(iii) Exercisability; Rights of a Shareholder. Options shall become exercisable at such time or times, whether or not in installments, as set out in the Agreement and as shall be determined by the Board at or after the Grant Date. The Board may at any time accelerate the exercisability of all or any portion of any Option. A U.S. Participant shall not be deemed to have acquired any Ordinary Shares unless and until an Option shall have been exercised pursuant to the terms of the Agreement, the Plan and this Appendix and the U.S. Participant’s name has been entered on the books of the Company as a shareholder.

(iv) Notice of Incentive Stock Option Disposition. The U.S. Participant must notify the Company promptly in the event that he or she sells, transfers, exchanges or otherwise disposes of any Ordinary Shares issued upon exercise of an Incentive Stock Option before the later of (i) the second anniversary of the date of grant of the Incentive Stock Option or (ii) the first anniversary of the date the Ordinary Shares were issued upon the exercise of the Incentive Stock Option.

(v) Method of Exercise. Options may be exercised by a U.S. Participant in whole or in part, in the manner prescribed in Section 5 of the Plan, and pursuant to the terms set forth in the Agreement. The transfer to the U.S. Participant on the records of the Company or of the transfer agent of the Ordinary Shares to be purchased pursuant to the exercise of an Option will be contingent upon receipt from the U.S. Participant (or a purchaser acting in his stead in accordance with the provisions of the Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Options may be permitted through the use of such an automated system.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Ordinary Shares with respect to which Incentive Stock Options granted under the Appendix and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by a U.S. Participant during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Option exceeds this limit, it shall constitute a Nonqualified Stock Option.

(c) Continuous Employment. Unless otherwise provided under the Code, the Incentive Stock Option will cease to be treated as an Incentive Stock Option unless the U.S. Participant remains an employee of the Company or its Subsidiary from the date the Incentive Stock Option is granted until not more than three months before the date on which it is exercised (or such longer periods as may be permitted in the event termination is due to death or disability within the meaning of Section 22(e)(3) of the Code). A leave of absence approved by the Company may exceed three (3) months if reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then for this purpose, employment will be deemed terminated upon the first day immediately following such three (3) month period, and any Incentive Stock Option held by the Optionee will cease to be treated as an Incentive Stock Option upon the expiration of three (3) months thereafter.

(d) Termination. The treatment of any Options held by a U.S. Participant whose Service Relationship terminates for any reason shall be as set out in the Plan or the Option Agreement. Notwithstanding the foregoing, in the case of Incentive Stock Options, the term disability shall have the meaning ascribed to such term in Section 22(e)(3) of the Code.

SECTION 5. RESTRICTED SHARE AWARDS

The Board may grant Restricted Shares under the Appendix to U.S. Participants who meet the eligibility requirements of Section 3 under the Appendix, in accordance with Section 8.2 of the Plan.

SECTION 6. RESTRICTED SHARE UNITS

(a) Nature of Restricted Share Units. The Board may grant Restricted Share Units to U.S. Participants who meet the eligibility requirements of Section 3 under the Appendix, subject to the terms and conditions set forth in Section 8.3 of the Plan. Except in the case of Restricted Share Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Share Units, to the extent vested, shall be settled in the form of Ordinary Shares. Restricted Share Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Board shall determine in its sole discretion in order to comply with the requirements of Section 409A.

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(b) Election to Receive Restricted Share Units in Lieu of Compensation. The Board may, in its sole discretion, permit a U.S. Participant to elect to receive a portion of future cash compensation otherwise due to such U.S. Participant in the form of an award of Restricted Share Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with Section 409A and such other rules and procedures established by the Board. Any such future cash compensation that the U.S. Participant elects to defer shall be converted to a fixed number of Restricted Share Units based on the Fair Market Value of the Ordinary Shares on the date the compensation would otherwise have been paid to the U.S. Participant if such payment had not been deferred as provided herein. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate. Any Restricted Share Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Agreement.

SECTION 7. OTHER SHARE-BASED AWARDS

The Board may grant to U.S. Participants who meet the eligibility requirements of Section 3 under the Appendix any other share-based award in accordance with Section 8.4 of the Plan.

SECTION 8. TAX WITHHOLDING

(a) Payment by U.S. Participant. Each U.S. Participant shall, no later than the date as of which the value of an Award or of any Ordinary Shares or other amounts received thereunder first becomes includable in the gross income of the U.S. Participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Board regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the U.S. Participant. The Company’s obligation to deliver share certificates (or evidence of book entry) to any U.S. Participant is subject to and conditioned on any such tax withholding obligations being satisfied by the U.S. Participant.

(b) Payment in Ordinary Shares. Subject to approval by the Board, a U.S. Participant may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from Ordinary Shares to be issued pursuant to any Award a number of Ordinary Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of the Ordinary Shares includible in income of the Participants.

SECTION 9. SECTION 409A AWARDS.

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Board from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a U.S. Participant who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the U.S. Participant’s separation from service, or (ii) the U.S. Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any U.S. Participant under the Appendix or any other person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award.

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SECTION 10. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Appendix and the Board may, at any time, amend or cancel any outstanding Award granted under the Appendix for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Board may exercise its discretion to reduce the Exercise Price of outstanding Options or effect repricing through cancellation of outstanding Options and by granting such holders new Options in replacement of the cancelled Options. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Appendix amendments shall be subject to approval by the Company shareholders entitled to vote at a meeting of shareholders. Nothing in this Section 10 shall limit the Board’s authority to take any action permitted pursuant to Section 10 or 16 of the Plan.

SECTION 11. EFFECTIVE DATE OF APPENDIX

The Appendix shall become effective as of the date the Plan becomes effective, and shall be approved by shareholders within 12 months following its adoption by the Board in accordance with applicable law and the articles of association of the Company as amended from time to time. If the shareholders fail to approve the Appendix within 12 months after its adoption by the Board, then any Awards granted or sold under the Appendix shall be rescinded and no additional grants or sales shall thereafter be made under the Appendix. Subject to such approval by shareholders and to the requirement that no Ordinary Shares may be issued hereunder prior to such approval, Options may be granted hereunder on and after effective date of the Plan. No grants of Awards may be made hereunder after the tenth anniversary of the date the Appendix is adopted by the Board or the date the Appendix is approved by the Company’s shareholders, whichever is earlier.

DATE ADOPTED BY THE BOARD OF DIRECTORS: _____

DATE APPROVED BY THE SHAREHOLDERS: ________

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Appendix B

to Notable Labs, Ltd. Employee Share Ownership and Option Plan (2024)

(Section 11.2)

NOTICE OF EXERCISE

Date:

Dear Sirs,

Re: Notice of Exercise

I hereby wish to inform you that it is my desire that of the Award which was granted to you on                      to acquire                      (                    ) Ordinary Shares of Notable Labs, Ltd. (the “Company”) on my behalf, you exercise and acquire on my behalf                      (                    ) of the Ordinary Shares subject to the said Award at a price of NIS          per share, all in accordance with the Plan.

Attached to this Notice is a check in the amount of NIS                      (NIS             ), as payment for the abovementioned shares.

I am aware that all the shares shall be allotted to you, registered in your name and that you shall hold all share certificates representing such shares.

Likewise, I am aware of and agree to all other provisions of the Plan and applicable law.

Yours sincerely,

Signature

Name

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Exhibit A

The Plan

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Exhibit B

NOTICE OF EXERCISE

Date:

The Trustee under the Notable Labs, Ltd. Employee Share Ownership and Option Plan (2024) (the “Plan”)

Dear Sirs,

Re: Notice of Exercise

I hereby wish to inform you that it is my desire that of the Option which was granted to you on to acquire (   ) Ordinary Shares of Notable Labs, Ltd. (the “Company”) on my behalf, you exercise and acquire on my behalf (   ) of the Ordinary Shares subject to the said Option at a price of NIS per share, all in accordance with the Plan.

Attached to this Notice is a check in the amount of NIS (NIS ), as payment for the abovementioned shares.

I am aware that all the shares shall be allotted to you, registered in your name and that you shall hold all share certificates representing such shares.

Likewise, I am aware of and agree to all other provisions of the Plan and applicable law.

Yours sincerely,

Signature

Name

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ANNEX B

COMPENSATION POLICY

NOTABLE LABS LTD.

Compensation Policy for Executive Officers and Directors

(As Adopted on [_____], 2024)

B-1

A. Overview and Objectives

1.	Introduction

This document sets forth the Compensation Policy for Executive Officers and Directors (this “Compensation Policy” or “Policy”) of Notable Labs Ltd. (“Notable” or the “Company”), in accordance with the requirements of the Companies Law, 5759-1999 and the regulations promulgated thereunder (the “Companies Law”).

Compensation is a key component of Notable’s overall human capital strategy to attract, retain, reward, and motivate highly skilled individuals that will enhance Notable’s value and otherwise assist Notable to reach its business and financial long-term goals. Accordingly, the structure of this Policy is established to tie the compensation of each officer to Notable’s goals and performance.

For purposes of this Policy, “Executive Officers” shall mean “Office Holders” as such term is defined in Section 1 of the Companies Law, excluding, unless otherwise expressly indicated herein, Notable’s directors.

This policy is subject to applicable law and is not intended, and should not be interpreted as limiting or derogating from, provisions of applicable law to the extent not permitted.

This Policy shall apply to compensation agreements and arrangements which will be approved after the date on which this Policy is adopted and shall serve as Notable’s Compensation Policy for three (3) years, commencing as of its adoption, unless amended earlier.

The Compensation Committee and the Board of Directors of Notable (the “Compensation Committee” and the “Board”, respectively) shall review and reassess the adequacy of this Policy from time to time, as required by the Companies Law.

2.	Objectives

Notable’s objectives and goals in setting this Policy are to attract, motivate and retain experienced and talented leaders who will contribute to Notable’s success and enhance shareholder value, while demonstrating professionalism in an achievement-oriented and merit-based culture that rewards long-term excellence, and embedding and modeling Notable’s core values as part of a motivated behavior. To that end, this Policy is designed, among other things:

2.1.	to closely align the interests of the Executive Officers with those of Notable’s shareholders in order to enhance shareholder value;

2.2.	to align a significant portion of the Executive Officers’ compensation with Notable’s short and long-term goals and performance;

2.3.	to provide the Executive Officers with a structured compensation package, including competitive salaries, performance-motivating cash and equity incentive programs and benefits, and to be able to present to each Executive Officer an opportunity to advance in a growing organization;

2.4.	to strengthen the retention and the motivation of Executive Officers in the long-term;

2.5.	to provide appropriate awards in order to incentivize superior individual excellence and corporate performance; and

2.6.	to maintain consistency in the way Executive Officers are compensated.

3.	Compensation Instruments

Compensation instruments under this Policy may include the following:

3.1.	base salary;

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3.2.	benefits;

3.3.	cash bonuses;

3.4.	equity based compensation;

3.5.	change of control provisions; and

3.6.	retirement and termination terms.

4.	Overall Compensation - Ratio Between Fixed and Variable Compensation

4.1.	This Policy aims to balance the mix of “Fixed Compensation” (comprised of base salary and benefits) and “Variable Compensation” (comprised of cash bonuses and equity-based compensation) in order to, among other things, appropriately incentivize Executive Officers to meet Notable’s short and long-term goals while taking into consideration the Company’s need to manage a variety of business risks.

4.2.	The total annual target bonus and equity-based compensation per vesting annum (based on the fair market value at the time of grant calculated on a linear basis) of each Executive Officer shall not exceed 95% of such Executive Officer’s total compensation package for such year.

5.	Inter-Company Compensation Ratio

5.1.	In the process of drafting this Policy, Notable’s Board and Compensation Committee have examined the ratio between employer cost associated with the engagement of the Executive Officers, including directors, and the average and median employer cost associated with the engagement of Notable’s other employees (including contractor employees as defined in the Companies Law) (the “Ratio”).

5.2.	The possible ramifications of the Ratio on the daily working environment in Notable were examined and will continue to be examined by Notable from time to time in order to ensure that levels of executive compensation, as compared to the overall workforce will not have a negative impact on work relations in Notable.

B. Base Salary and Benefits

6.	Base Salary

6.1.	A base salary provides stable compensation to Executive Officers and allows Notable to attract and retain competent executive talent and maintain a stable management team. The base salary varies among Executive Officers, and is individually determined according to the educational background, prior vocational experience, qualifications, corporate role, business responsibilities and past performance of each Executive Officer.

6.2.	Since a competitive base salary is essential to Notable’s ability to attract and retain highly skilled professionals, Notable will seek to establish a base salary that is competitive with base salaries paid to Executive Officers in a peer group of other companies operating in sectors that are as much as possible similar in their characteristics to Notable, the list of which shall be reviewed and approved by the Compensation Committee. To that end, Notable shall utilize comparative market data and practices as a reference, including a survey comparing and analyzing the level of the overall compensation package offered to an Executive Officer of the Company with compensation packages for persons serving in similar positions (to that of the relevant officer) in the peer group. Such compensation survey may be conducted internally or through an external independent consultant.

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6.3.	The Compensation Committee and the Board may periodically consider and approve base salary adjustments for Executive Officers. The main considerations for salary adjustment will be similar to those used in initially determining the base salary, but may also include change of role or responsibilities, recognition for professional achievements, regulatory or contractual requirements, budgetary constraints or market trends. The Compensation Committee and the Board will also consider the previous and existing compensation arrangements of the Executive Officer whose base salary is being considered for adjustment. Any limitation herein based on the annual base salary shall be calculated based on the monthly base salary applicable at the time of consideration of the respective grant or benefit.

7.	Benefits

7.1.	The following benefits may be granted to the Executive Officers in order, among other things, to comply with legal requirements:

7.1.1.	vacation days in accordance with market practice;

7.1.2.	sick days in accordance with market practice;

7.1.3.	convalescence pay according to applicable law;

7.1.4.	monthly remuneration for a study fund, as allowed by applicable law and with reference to Notable’s practice and the practice in peer group companies (including contributions on bonus payments);

7.1.5.	Notable may contribute on behalf of the Executive Officer to an insurance policy or a pension fund, as allowed by applicable law and with reference to Notable’s policies and procedures and the practice in peer group companies (including contributions on bonus payments); and

7.1.6.	Notable may contribute on behalf of the Executive Officer towards work disability insurance, as allowed by applicable law and with reference to Notable’s policies and procedures and to the practice in peer group companies.

7.2.	Non-Israeli Executive Officers may receive other similar, comparable or customary benefits as applicable in the relevant jurisdiction in which they are employed. Such customary benefits shall be determined based on the methods described in Section 6.2 of this Policy (with the necessary changes and adjustments).

7.3.	In the events of relocation and/or repatriation of an Executive Officer to another geography, such Executive Officer may receive other similar, comparable or customary benefits as applicable in the relevant jurisdiction in which he or she is employed or additional payments to reflect adjustments in the cost of living. Such benefits may include reimbursement for out-of-pocket one-time payments and other ongoing expenses, such as a housing allowance, a car allowance, home leave visit, etc.

7.4.	Notable may offer additional benefits to its Executive Officers, which will be comparable to customary market practices, such as, but not limited to: cellular and land line phone benefits, company car and travel benefits, reimbursement of business travel including a daily stipend when traveling and other business related expenses, insurances, other benefits (such as newspaper subscriptions, academic and professional studies), etc., provided, however, that such additional benefits shall be determined in accordance with Notable’s policies and procedures.

C. Cash Bonuses

8.	Annual Cash Bonuses - The Objective

8.1.	Compensation in the form of an annual cash bonus is an important element in aligning the Executive Officers’ compensation with Notable’s objectives and business goals. Therefore, annual cash bonuses will reflect a pay-for-performance element, with payout eligibility and levels determined based on actual financial and operational results, in addition to other factors the Compensation Committee may determine, including individual performance.

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8.2.	An annual cash bonus may be awarded to Executive Officers upon the attainment of pre-set periodic objectives and individual targets determined by the Compensation Committee (and, if required by law, by the Board) for each fiscal year, or in connection with such officer’s engagement, in case of newly hired Executive Officers, taking into account Notable’s short and long-term goals, as well as its compliance and risk management policies. The Compensation Committee and the Board shall also determine applicable minimum thresholds that must be met for entitlement to the annual cash bonus (all or any portion thereof) and the formula for calculating any annual cash bonus payout, with respect to each fiscal year, for each Executive Officer. In special circumstances, as determined by the Compensation Committee and the Board (e.g., regulatory changes, significant changes in Notable’s business environment, a significant organizational change, research or clinical milestones, significant merger and acquisition events, etc.), the Compensation Committee and the Board may modify the objectives and/or their relative weight during the fiscal year, or may modify payouts following the conclusion of the year.

8.3.	In the event that the employment of an Executive Officer is terminated prior to the end of a fiscal year, the Company may (but shall not be obligated to) pay such Executive Officer an annual cash bonus (which may or may not be pro-rated) assuming the Executive Officer is otherwise entitled to an annual cash bonus.

8.4.	The actual annual cash bonus to be paid to Executive Officers shall be approved by the Compensation Committee and the Board.

9.	Annual Cash Bonuses - The Formula

Executive Officers other than the CEO

9.1.	The Company may also grant annual cash bonuses to Notable’s Executive Officers, other than the CEO, on a discretionary basis. The performance objectives for the annual cash bonus of Notable’s Executive Officers, other than the chief executive officer (the “CEO”), may be approved by Notable’s CEO (in lieu of the Compensation Committee) and may be based on company, division/ departmental/business unit and individual objectives. Measurable performance objectives, which include the objectives and the weight to be assigned to each achievement in the overall evaluation, which will be based on actual financial and operational results, such as (by way of example and not by way of limitation) revenues, operating income and cash flows and may further include, divisional or personal objectives which may include operational objectives, such as (by way of example and not by way of limitation) market share, initiation of new markets and operational efficiency, customer focused objectives, project milestones objectives and investment in human capital objectives, such as (by way of example and not by way of limitation) employee satisfaction, employee retention and employee training and leadership programs.

9.2.	The target annual cash bonus that an Executive Officer, other than the CEO, will be entitled to receive for any given fiscal year, will not exceed 100 % of such Executive Officer’s annual base salary.

9.3.	The maximum annual cash bonus, including for overachievement performance, that an Executive Officer, other than the CEO, will be entitled to receive for any given fiscal year, will not exceed 200 % of such Executive Officer’s annual base salary.

CEO

9.4.	The annual cash bonus of Notable’s CEO will be mainly based on measurable performance objectives and subject to minimum thresholds as provided in Section 8.2 above. Such measurable performance objectives will be determined annually by Notable’s Compensation Committee (and, if required by law, by Notable’s Board) and will be based on company and personal objectives. These measurable performance objectives, which include the objectives and the weight to be assigned to each achievement in the overall evaluation, will be based on overall company performance measures, which are based on actual financial and operational results, such as (by way of example and not by way of limitation) revenues, sales, operating income, cash flow or the Company’s annual operating plan and long-term plan.

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9.5.	The less significant part of the annual cash bonus granted to Notable’s CEO, and in any event not more than 30 % of the annual cash bonus, may be based on a discretionary evaluation of the CEO’s overall performance by the Compensation Committee and the Board based on quantitative and qualitative criteria.

9.6.	The target annual cash bonus that the CEO will be entitled to receive for any given fiscal year, will not exceed 100 % of his or her annual base salary.

9.7.	The maximum annual cash bonus including for overachievement performance that the CEO will be entitled to receive for any given fiscal year, will not exceed 200 % of his or her annual base salary.

10.	Other Bonuses

10.1.	Special Bonus. Notable may grant its Executive Officers a special bonus as an award for special achievements (such as in connection with mergers and acquisitions, offerings, achieving target budget or business plan objectives under exceptional circumstances, or special recognition in case of retirement) or as a retention award at the CEO’s discretion for Executive Officers other than the CEO (and in the CEO’s case, at the Compensation Committee’s and the Board’s discretion), subject to any additional approval as may be required by the Companies Law (the “Special Bonus”). Any such Special Bonus will not exceed 200 % of the Executive Officer’s annual base salary. A Special Bonus can be paid, in whole or in part, in equity in lieu of cash and the value of any such equity component of a Special Bonus shall be determined in accordance with Section 13.3 below.

10.2.	Signing Bonus. Notable may grant a newly recruited Executive Officer a signing bonus. Any such signing bonus shall be granted and determined at the CEO’s discretion for Executive Officers other than the CEO (and in the CEO’s case, at the Compensation Committee’s and the Board’s discretion), subject to any additional approval as may be required by the Companies Law (the “Signing Bonus”). Any such Signing Bonus will not exceed 100 % of the Executive Officer’s annual base salary.

10.3.	Relocation/ Repatriation Bonus. Notable may grant its Executive Officers a special bonus in the event of relocation or repatriation of an Executive Officer to another geography (the “Relocation Bonus”). Any such Relocation bonus will include customary benefits associated with such relocation and its monetary value will not exceed 100 % of the Executive Officer’s annual base salary.

11.	Compensation Recovery (“Clawback”)

11.1.	In the event of an accounting restatement, Notable shall be entitled to recover from its Executive Officers the bonus compensation or performance-based equity compensation in accordance with the clawback policy adopted by the Company from time to time under the applicable stock exchange rules.

11.2.	Nothing in this Section 11 derogates from any other “Clawback” or similar provisions regarding disgorging of profits imposed on Executive Officers by virtue of applicable securities laws or a separate contractual obligation.

D. Equity Based Compensation

12.	The Objective

12.1.	The equity-based compensation for Notable’s Executive Officers will be designed in a manner consistent with the underlying objectives of the Company in determining the base salary and the annual cash bonus, with its main objectives being to enhance the alignment between the Executive Officers’ interests with the long-term interests of Notable and its shareholders, and to strengthen the retention and the motivation of Executive Officers in the long term. In addition, since equity-based awards are structured to vest over several years, their incentive value to recipients is aligned with longer-term strategic plans.

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12.2.	The equity-based compensation offered by Notable is intended to be in the form of share options and/or other equity-based awards, such as restricted shares, RSUs or performance stock units, in accordance with the Company’s equity incentive plan in place as may be updated from time to time.

12.3.	All equity-based incentives granted to Executive Officers (other than bonuses paid in equity in lieu of cash) shall normally be subject to vesting periods in order to promote long-term retention of the awarded Executive Officers. Unless determined otherwise in a specific award agreement or in a specific compensation plan approved by the Compensation Committee and the Board, grants to Executive Officers other than non-employee directors shall vest based on time, gradually over a period of at least 2-4 years, or based on performance. The exercise price of options shall be determined in accordance with Notable’s policies, the main terms of which shall be disclosed in the annual report of Notable.

12.4.	All other terms of the equity awards shall be in accordance with Notable’s incentive plans and other related practices and policies. Accordingly, the Board may, following approval by the Compensation Committee, make modifications to such awards consistent with the terms of such incentive plans, subject to any additional approval as may be required by the Companies Law.

13.	General Guidelines for the Grant of Awards

13.1.	The equity-based compensation shall be granted from time to time and be individually determined and awarded according to the performance, educational background, prior business experience, qualifications, corporate role and the personal responsibilities of the Executive Officer.

13.2.	In determining the equity-based compensation granted to each Executive Officer, the Compensation Committee and the Board shall consider the factors specified in Section 13.1 above, and in any event, the total fair market value of an annual equity-based compensation award at the time of grant (not including bonuses paid in equity in lieu of cash) shall not exceed: (i) with respect to the CEO - the higher of (v) 90% of his or her annual base salary or (w) 1% of the Company’s fair market value at the time of approval of the grant by the Board; and (ii) with respect to each of the other Executive Officers - the higher of (x) 80% of his or her annual base salary (y) 0.75% of the Company’s fair market value at the time of approval of the grant by the Board or (z) grant with a fair market value of not more than $400,000.

13.3.	The fair market value of the equity-based compensation for the Executive Officers (including directors) will be determined by multiplying the number of shares underlying the grant by the market price of Notable’s ordinary shares on or around the time of the grant or according to other acceptable valuation practices at the time of grant (e.g., Black-Scholes), in each case, as determined by the Compensation Committee and the Board.

13.4.	The Company may satisfy tax withholding obligations related to equity-based compensation by net issuance, sale to cover or any other mechanism as determined by the Board from time to time.

E. Retirement and Termination of Service Arrangements

14.	Advanced Notice Period

Notable may provide an Executive Officer, on the basis of his/her seniority in the Company, his/her contribution to the Company’s goals and achievements and the circumstances of his/her retirement prior notice of termination of up to twelve (12) months in the case of the CEO and six (6) months in the case of other Executive Officers, during which the Executive Officer may be entitled to all of the compensation elements, and to the continuation of vesting of his/her equity-based compensation. Such advance notice may or may not be provided in addition to severance, provided, however, that the Compensation Committee shall take into consideration the Executive Officer’s entitlement to advance notice in establishing any entitlement to severance and vice versa.

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15.	Adjustment Period

Notable may provide an additional adjustment period of up to twelve (12) months to the CEO or to any other Executive Officer according to his/her seniority in the Company, his/her contribution to the Company’s goals and achievements and the circumstances of retirement, during which the Executive Officer may be entitled to all of the compensation elements, and to the continuation of vesting of his/her equity-based compensation.

16.	Additional Retirement and Termination Benefits

Notable may provide additional retirement and terminations benefits and payments as may be required by applicable law, or which will be comparable to customary market practices.

17.	Non-Compete Grant

Upon termination of employment and subject to applicable law, Notable may grant to its Executive Officers a non-compete grant as an incentive to refrain from competing with Notable for a defined period of time. The terms and conditions of the non-compete grant shall be decided by the Board and shall not exceed such Executive Officer’s monthly base salary multiplied by twelve (12). The Board shall consider the existing entitlements of the Executive Officer in connection with the consideration of any non-compete grant.

18.	Limitation Retirement and Termination of Service Arrangements

The total non-statutory payments under Section 14-17 above for a given Executive Officer shall not exceed the Executive Officer’s monthly base salary multiplied by twenty-four (24). The limitation under this Section 18 does not apply to benefits and payments provided under other chapters of this Policy.

F. Exculpation, Indemnification and Insurance

19.	Exculpation

Each and every Director and Executive Officer may be exempted in advance for all or any of his/her liability for damage in consequence of a breach of the duty of care, to the fullest extent permitted by applicable law.

20.	Insurance and Indemnification

20.1.	Notable may indemnify its directors and Executive Officers to the fullest extent permitted by applicable law, for any liability and expense that may be imposed on the director or the Executive Officer, as provided in the indemnity agreement between such individuals and Notable all subject to applicable law and the Company’s articles of association.

20.2.	Notable will provide directors’ and officers’ liability insurance (the “Insurance Policy”) for its directors and Executive Officers as follows:

20.2.1.	the limit of liability of the insurer shall not exceed the greater of $70 million, or 50% of the Company’s market capitalization (as reported on the main exchange where it is traded) within 5 trading days preceding the time of approval of the Insurance Policy by the Compensation Committee or Board; and

20.2.2.	the Insurance Policy, as well as the limit of liability and the premium for each extension or renewal shall be approved by the Compensation Committee (and, if required by law, by the Board) which shall determine that the sums are reasonable considering Notable’s exposures, the scope of coverage and the market conditions and that the Insurance Policy reflects the current market conditions and that it shall not materially affect the Company’s profitability, assets or liabilities.

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20.3.	Upon circumstances to be approved by the Compensation Committee (and, if required by law, by the Board), Notable shall be entitled to enter into a “run off” Insurance Policy (the “Run-Off Policy”) of up to seven (7) years, with the same insurer or any other insurance, as follows:

20.3.1.	The limit of liability of the insurer shall not exceed the greater $70 million, or 50% of the Company’s market capitalization (as reported on the main exchange where it is traded) within 5 trading days preceding the time of approval of the Run-Off Policy by the Compensation Committee or Board; and

20.3.2.	The Run-Off Policy, as well as the limit of liability and the premium for each extension or renewal shall be approved by the Compensation Committee (and, if required by law, by the Board) which shall determine that the sums are reasonable considering the Company’s exposures covered under such policy, the scope of coverage and the market conditions and that the Run-Off Policy reflects the current market conditions and that it shall not materially affect the Company’s profitability, assets or liabilities.

20.4.	Notable may extend an Insurance Policy in effect to include coverage for liability pursuant to a future public offering of securities as follows:

20.4.1.	The Insurance Policy, as well as the additional premium shall be approved by the Compensation Committee (and if required by law, by the Board) which shall determine that the sums are reasonable considering the exposures pursuant to such public offering of securities, the scope of coverage and the market conditions and that the Insurance Policy reflects the current market conditions, and that it does not materially affect the Company’s profitability, assets or liabilities.

G. Arrangements upon Change of Control

21.	The following benefits may be granted to the Executive Officers (in addition to, or in lieu of, the benefits applicable in the case of any retirement or termination of service) upon or in connection with a “Change of Control” or, where applicable, in the event of a Change of Control following which the employment of the Executive Officer is terminated or adversely adjusted in a material way:

21.1.	acceleration of vesting of outstanding options or other equity-based awards;

21.2.	extension of the exercise period of equity-based grants for Notable’s Executive Officers for a period of up to one (1) year, following the date of termination of employment; and

21.3.	up to an additional six (6) months of continued base salary and benefits following the date of termination of employment, or twelve (12) months in the case of the CEO (the “Additional Adjustment Period”). For avoidance of doubt, such additional Adjustment Period may be in addition to the advance notice and adjustment periods pursuant to Sections 14 and 15 of this Policy, but subject to the limitation set forth in Section 18 of this Policy; and

21.4.	a cash bonus not to exceed 200% of the Executive Officer’s annual base salary in case of an Executive Officer other than the CEO and 250% in case of the CEO.

H. Board of Directors Compensation

22.	All Notable’s non-employee Board members may be entitled to an annual cash fee retainer of up to $75,000 (and up to $125,000 for the chairperson of Notable’s Board or lead independent director), an annual committee membership fee retainer of up to $25,000, and an annual committee chairperson cash fee retainer of up to $40,000 (it is being clarified that the payment for the chairpersons would be in lieu of (and not in addition) to the payments referenced above for committee membership).

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23.	The compensation of the Company’s external directors, if any are required and elected, shall be in accordance with the Companies Regulations (Rules Regarding the Compensation and Expenses of an External Director), 5760-2000, as amended by the Companies Regulations (Relief for Public Companies Traded in Stock Exchange Outside of Israel), 5760-2000, as such regulations may be amended from time to time.

24.	Notwithstanding the provisions of Section 22 above, in special circumstances, such as in the case of a professional director, an expert director or a director who makes a unique contribution to the Company, such director’s compensation may be different than the compensation of all other directors and may be greater than the maximum amount allowed under Section 22.

25.	Each non-employee member of Notable’s Board may be granted equity-based compensation. The total fair market value of a “welcome” or an annual equity-based compensation at the time of grant shall not exceed the higher of (i) $200,000 or (x) 1.0% of the Company’s fair market value at the time of approval of the grant by the Board.

26.	All other terms of the equity awards shall be in accordance with Notable’s incentive plans and other related practices and policies. Accordingly, the Board may, following approval by the Compensation Committee, make modifications to such awards consistent with the terms of such incentive plans, subject to any additional approval as may be required by the Companies Law. In addition, the Company may satisfy tax withholding obligations related to equity-based compensation granted to directors by net issuance, sale to cover or any other mechanism as determined by the Board from time to time.

27.	In addition, members of Notable’s Board may be entitled to reimbursement of expenses in connection with the performance of their duties.

28.	The compensation (and limitations) stated under Section H will not apply to directors who serve as Executive Officers.

I. Miscellaneous

29.	Nothing in this Policy shall be deemed to grant to any of Notable’s Executive Officers, employees, directors, or any third party any right or privilege in connection with their employment by or service to the Company, nor deemed to require Notable to provide any compensation or benefits to any person. Such rights and privileges shall be governed by applicable personal employment agreements or other separate compensation arrangements entered into between Notable and the recipient of such compensation or benefits. The Board may determine that none or only part of the payments, benefits and perquisites detailed in this Policy shall be granted, and is authorized to cancel or suspend a compensation package or any part of it.

30.	An Immaterial Change in the Terms of Employment of an Executive Officer other than the CEO may be approved by the CEO, provided that the amended terms of employment are in accordance with this Policy. An “Immaterial Change in the Terms of Employment” means a change in the terms of employment of an Executive Officer with an annual total cost to the Company not exceeding an amount equal to two (2) monthly base salaries of such employee.

31.	In the event that new regulations or law amendment in connection with Executive Officers’ and directors’ compensation will be enacted following the adoption of this Policy, Notable may follow such new regulations or law amendments, even if such new regulations are in contradiction to the compensation terms set forth herein.

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This Policy is designed solely for the benefit of Notable and none of the provisions thereof are intended to provide any rights or remedies to any person other than Notable.

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0

NOTABLE LABS, LTD.

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 22, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Thomas Bock and Joseph Wagner as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote, on behalf of the undersigned, all of the ordinary shares of Notable Labs, Ltd. (the "Company"), held of record in the name of the undersigned at the close of business on February 15, 2024, at the Special Meeting of Shareholders of the Company (the "Meeting") to be held at the offices of the Company at 320 Hatch Drive, Foster City, CA 94404 at 10:00 a.m. (local time), and at any and all adjournments or postponements thereof on the following matters, which are more fully described in the Notice of the Special Meeting of Shareholders and Proxy Statement relating to the Meeting.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement of the Company relating to the Meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any proposal described below, this Proxy will be voted FOR such proposal and in such manner as the holder of the proxy may determine with respect to any other business as may properly come before the Meeting or all and any adjournments or postponements thereof. Any and all proxies heretofore given by the undersigned are hereby revoked.

(Continued and to be signed on the reverse side)

1.1 14475

SPECIAL MEETING OF SHAREHOLDERS OF

NOTABLE LABS, LTD.

March 22, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030030330030330000 0 032224

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

   Are you a "controlling shareholder" or do you have a "personal interest" (as defined in the Proxy Statement) with respect to the subject matter of Proposal 1? * — YES ☐ NO ☐

   **** Kindly note that failure to mark the appropriate indication shall be deemed as if you have a personal interest in Proposal 1.***

2. To approve the amendment of Dr. Thomas Bock's compensation terms as fully described in Proposal 2. — FOR ☐ AGAINST ☐ ABSTAIN ☐

   Are you a "controlling shareholder" or do you have a "personal interest" (as defined in the Proxy Statement) with respect to the subject matter of Proposal 2? * — YES ☐ NO ☐

   **** Kindly note that if proposal 4 is not approved, failure to mark the appropriate indication shall be deemed as if you have a personal interest in Proposal 2.***

   Are you a "controlling shareholder" or do you have a "personal interest" (as defined in the Proxy Statement) with respect to the subject matter of Proposal 4? * — YES ☐ NO ☐

   **** Kindly note that failure to mark the appropriate indication shall be deemed as if you have a personal interest in Proposal 4.***

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.